           As filed with the U.S. Securities and Exchange Commission
                              on March 4, 1996

                       Securities Act File No. 33-58125
                   Investment Company Act File No. 811-07261

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]

                         Pre-Effective Amendment No.                       [ ]

                        Post-Effective Amendment No. 1                     [x]

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [x]

                                Amendment No. 2                            [x]

                       (Check appropriate box or boxes)

                             Warburg, Pincus Trust
 ......................................................................
              (Exact Name of Registrant as Specified in Charter)

     466 Lexington Avenue
     New York, New York                                     10017-3147
 ...........................................                ............
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, including Area Code:  (212) 878-0600

                              Mr. Eugene P. Grace
                             Warburg, Pincus Trust
                             466 Lexington Avenue
                         New York, New York 10017-3147
                   .........................................
                    (Name and Address of Agent for Service)

                                   Copy to:

                            Rose F. DiMartino, Esq.
                           Willkie Farr & Gallagher
                              One Citicorp Center
                             153 East 53rd Street
                        New York, New York  10022-4677

It is proposed that this filing will become effective (check appropriate box):

     [X]  immediately upon filing pursuant to paragraph (b)

     [ ]  on [date] pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on [date] pursuant to paragraph (a)(1)

     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on [date] pursuant to paragraph (a)(2)
          of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      __________________________________



                      DECLARATION PURSUANT TO RULE 24f-2

          Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended, pursuant to Section
(a)(1) of Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), and to the number or amount presently registered is added an indefinite number or amount of such securities. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1995 was filed on February 28, 1996.

                             WARBURG, PINCUS TRUST

                                   FORM N-1A

                             CROSS REFERENCE SHEET



          Part A
          Item No.                           Prospectus Heading
          --------                           ------------------

          1.  Cover Page  . . . . . . .      Cover Page

          2.  Synopsis  . . . . . . . .      The Trust's Expenses

          3.  Condensed Financial
              Information   . . . . . .      Financial Highlights

          4.  General Description of
              Registrant  . . . . . . .      Cover Page; Investment
                                             Objectives and Policies;
                                             Special Risk Considerations
                                             and Certain Investment
                                             Strategies; Investment
                                             Guidelines; General
                                             Information

          5.  Management of the
              Registrant  . . . . . . .      Management of the Portfolios

          6.  Capital Stock and Other
              Securities  . . . . . . .      General Information

          7.  Purchase of Securities
              Being Offered   . . . . .      How to Purchase and Redeem
                                             Shares in the Portfolios;
                                             Management of the Portfolios;
                                             Net Asset Value

          8.  Redemption or Repurchase       How to Purchase and Redeem
                                             Shares in the Portfolios

          9.  Pending Legal Proceedings      Not applicable

          Part B                             Statement of Additional
          Item No.                           Information Heading
          --------                           -----------------------


          10. Cover Page  . . . . . . .      Cover Page

          11. Table of Contents   . . .      Contents

          12. General Information and
              History   . . . . . . . .      Management of the Trust

          13. Investment Objective and
              Policies  . . . . . . . .      Investment Objectives;
                                             Investment Policies

          14. Management of the
              Registrant  . . . . . . .      Management of the Trust

          15. Control Persons and
              Principal Holders of
              Securities  . . . . . . .      Management of the Trust;
                                             Miscellaneous; See
                                             Prospectuses -- "Management of
                                             the Portfolios"

          16. Investment Advisory and
              Other Services  . . . . .      Management of the Trust; See
                                             Prospectus--"Management of the
                                             Portfolios"
          17. Brokerage Allocation and
              Other Practices   . . . .      Investment Policies--Portfolio
                                             Transactions; See Prospectuses
                                              -- "Portfolio Transactions
                                             and Turnover Rate"

          18. Capital Stock and Other
              Securities  . . . . . . .      Management of the Trust--
                                             Organization of the Trust; See
                                             Prospectuses--"Additional
                                             Information"

          19. Purchase, Redemption and
              Pricing of Securities
              Being Offered   . . . . .      Additional Purchase and
                                             Redemption Information; See
                                             Prospectuses--"How to Purchase
                                             and Redeem Shares in the
                                             Portfolios; "Net Asset Value"

          20. Tax Status  . . . . . . .      Additional Information
                                             Concerning Taxes; See
                                             Prospectuses--"Dividends,
                                             Distributions and Taxes"

          Part B                             Statement of Additional
          Item No.                           Information Heading
          --------                           -----------------------

          21. Underwriters  . . . . . .      Investment Policies--Portfolio
                                             Transactions; See
                                             Prospectuses--"Management of
                                             the Portfolios"

          22. Calculation of
              Performance Data  . . . .      Determination of Performance

          23. Financial Statements  . .      Report of Independent
                                             Accountants; Financial
                                             Statements


    Part C

               Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this registration statement amendment.

                                     [Logo]

                                   PROSPECTUS


                                 MARCH 1, 1996


                              WARBURG PINCUS TRUST
                       [ ] INTERNATIONAL EQUITY PORTFOLIO
                       [ ] SMALL COMPANY GROWTH PORTFOLIO

                   Subject to Completion, dated March 1, 1996

                              WARBURG PINCUS TRUST
                                 P.O. BOX 9036
                        BOSTON MASSACHUSETTS 02205-9030
                        TELEPHONE NUMBER: (800) 888-6878


                                                                   March 1, 1996

PROSPECTUS

WARBURG PINCUS TRUST (the 'Trust') is an open-end management investment company that currently offers two investment funds (the 'Portfolios'):

     INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers.

     SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing in equity securities of small-sized domestic companies.

International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See 'Risk Factors and Special Considerations.'


Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ('Participating Insurance Companies') for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, 'Variable Contracts') and (ii) tax-qualified pension and retirement plans ('Plans'), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. A Portfolio may not be available in every state due to various insurance regulations.



This Prospectus briefly sets forth certain information about the Portfolios that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about each Portfolio, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC') and is available to investors without charge by calling the Trust at (800) 888-6878. The Statement of Additional Information, as amended from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


--------------------------------------------------------------------------------

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION  OR  ANY STATE  SECURITIES  COMMISSION NOR  HAS  THE
     SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
       COMMISSION  PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF   THIS
         PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                       OFFENSE.
--------------------------------------------------------------------------------


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

THE TRUST'S EXPENSES


                                                                                  INTERNATIONAL       SMALL COMPANY
                                                                                 EQUITY PORTFOLIO    GROWTH PORTFOLIO
                                                                                 ----------------    ----------------
Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a percentage of offering
       price).................................................................          0                   0
Annual Fund Operating Expenses (as a percentage of average net assets)
     Management Fees..........................................................         0.27%               0.67%
     12b-1 Fees...............................................................          0                   0
     Other Expenses*..........................................................         1.17%               0.58%
                                                                                      -----               -----
     Total Portfolio Operating Expenses (after fee waivers and expense
       reimbursements)*.......................................................         1.44%               1.25%


     EXAMPLE
     You would pay the following expenses
       on a $1,000 investment, assuming (1) 5% annual return and (2)
       redemption at the end of each time period:
     1 year...................................................................         $ 15                $ 13
     3 years..................................................................         $ 46                $ 40

------------


* Management Fees, Other Expenses and Total Portfolio Operating Expenses are based on actual expenses for the fiscal period ended December 31, 1995, net of any fee waivers or expense reimbursements. Without such waivers or reimbursements, Management Fees would have equalled 1.00% and .90%, Other Expenses would have equalled 1.21% and .60% and Total Portfolio Operating Expenses would have equalled 2.21% and 1.50% for the International Equity and Small Company Growth Portfolios, respectively. The Portfolios' investment adviser had undertaken to reduce or otherwise limit Total Portfolio Operating Expenses through December 31, 1995; there is no assurance that these undertakings will continue.


                            ------------------------


     The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS


(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


     The following information for the fiscal period ended December 31, 1995 has been derived from information audited by Coopers & Lybrand L.L.P., independent auditors, whose report dated February 13, 1996 appears in the Statement of Additional Information. Further information about the performance of the Portfolios is contained in the Trust's annual report, dated December 31, 1995, copies of which appear in the Statement of Additional Information or may be obtained without charge by calling the Trust at (800) 888-6878.



                                                                                                FOR THE PERIOD
                                                                                                 JUNE 30, 1995
                                                                                                 (COMMENCEMENT
                                                                                             OF OPERATIONS) THROUGH
                                                                                               DECEMBER 31, 1995
                                                                                            ----------------------
INTERNATIONAL EQUITY PORTFOLIO

Net Asset Value,   Beginning of Period........................................................   $  10.00
                                                                                                 --------
  Income from Investment Operations Net Investment Income.....................................        .03
  Net Gain on Securities and Foreign Currency Related Items (both realized and unrealized)....        .70
                                                                                                 --------
  Total from Investment Operations............................................................        .73
                                                                                                 --------
  Less Distributions Dividends (from net investment income)...................................       (.01)
  Distributions in Excess of Net Investment Income............................................       (.07)
                                                                                                 --------
  Total Distributions.........................................................................       (.08)
                                                                                                 --------
Net Asset Value, End of Period................................................................   $  10.65
                                                                                                 --------
                                                                                                 --------
Total Return..................................................................................       7.30%`D'
Ratios/Supplemental Data Net Assets, End of Period (000s).....................................   $ 64,537
Ratios to Average Daily Net Assets:
  Operating expenses..........................................................................       1.44%*
  Net investment income.......................................................................        .48%*
  Decrease reflected in above operating expense ratio due to waivers/reimbursements...........        .77%*
Portfolio Turnover Rate.......................................................................      16.49%



------------


* Annualized.


`D' Non-annualized.



                                                                                               FOR THE PERIOD
                                                                                               JUNE 30, 1995
                                                                                            (COMMENCEMENT OF
                                                                                                OPERATIONS)
                                                                                                 THROUGH
                                                                                              DECEMBER 31, 1995
                                                                                            -------------------
SMALL COMPANY GROWTH PORTFOLIO

Net Asset Value, Beginning of Period..........................................................    $ 10.00
                                                                                                 --------
  Income from Investment Operations
  Net Investment Loss.........................................................................       (.01)
  Net Gain on Securities (both realized and unrealized).......................................       2.52
                                                                                                 --------
  Total from Investment Operations............................................................       2.51
                                                                                                 --------
  Less Distributions Dividends (from net investment income)...................................        .00
  Distributions (from capital gains)..........................................................        .00
                                                                                                 --------
  Total Distributions.........................................................................        .00
                                                                                                 --------
Net Asset Value, End of Period................................................................    $ 12.51
                                                                                                 --------
                                                                                                 --------
Total Return..................................................................................      25.10%`D'
Ratios/Supplemental Data
Net Assets, End of Period (000s)..............................................................    $97,445
Ratios to Average Daily Net Assets:
  Operating expenses..........................................................................       1.25%*
  Net investment loss.........................................................................       (.36)%*
  Decrease reflected in above operating expense ratio due to waivers/reimbursements...........        .25%*
Portfolio Turnover Rate.......................................................................      67.57%*



------------


* Annualized.


`D' Non-annualized.

INVESTMENT OBJECTIVES AND POLICIES


     The International Equity Portfolio's investment objective is to seek long-term capital appreciation. The Small Company Growth Portfolio's investment objective is to seek capital growth.



     Each Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that any Portfolio will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Portfolios may make.



INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio is a diversified investment fund that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Warburg, Pincus Counsellors, Inc., the Portfolios' investment adviser ('Warburg'), have their principal business activities and interests outside the United States. The Portfolio will ordinarily invest substantially all of its assets -- but no less than 65% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks. Generally the Portfolio will hold no less than 65% of its total assets in at least three countries other than the United States. The Portfolio intends to be widely diversified across securities of many corporations located in a number of foreign countries. Warburg anticipates, however, that the Portfolio may from time to time invest a significant portion of its assets in a single country such as Japan, which may involve special risks. See 'Risk Factors and Special Considerations -- Japanese Investments' below. In appropriate circumstances, such as when a direct investment by the International Equity Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the '1940 Act'), invest in the securities of closed-end investment companies that invest in foreign securities.


     The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.


SMALL COMPANY GROWTH PORTFOLIO. The Small Company Growth Portfolio is a non-diversified investment fund that pursues its investment objective by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies (i.e., companies having stock market capitalizations of between $25 million and $1 billion at the time of purchase) that represent attractive opportunities for capital growth. It is anticipated that the Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Small companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.


     The Portfolio may also invest in securities of emerging growth companies, which can be either small- or medium-sized companies that have passed their start-up phase and that show posi-tive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value.

PORTFOLIO INVESTMENTS


INVESTMENT GRADE DEBT. The International Equity Portfolio and the Small Company Growth Portfolio may invest up to 35% and 20%, respectively, of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.



     A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Group ('S&P') or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.



     When Warburg believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements. When such a defensive posture is warranted, the International Equity Portfolio may also invest temporarily without limit in foreign investment grade debt obligations and in other securities of U.S. companies.



MONEY MARKET OBLIGATIONS. Each Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.


     Repurchase Agreements. The Portfolios may enter into repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which each Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.



     Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, each Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio, Warburg or the Portfolios' co-administrator, PFPC, Inc. ('PFPC'). As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administrative fees and other expenses with respect to assets so invested.



U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Portfolio may invest include: direct obligations of the
U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.


CONVERTIBLE SECURITIES. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.


RISK FACTORS AND SPECIAL
CONSIDERATIONS



     Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Portfolios' investments, see 'Portfolio Investments' beginning at page 5 and 'Certain Investment Strategies' beginning at page 8.


JAPANESE INVESTMENTS. The International Equity Portfolio may from time to time have a large position in Japanese securities and, as a result, would be subject to general economic and political conditions in Japan. Japan is largely dependent upon foreign economies for raw materials. International trade is important to

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

Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of its large trade surpluses Japan has entered a difficult phase in its relations with certain trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.


     The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States.


     Japan has a parliamentary form of government. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms on the economy cannot be predicted. For additional information, see 'Investment Policies -- Japanese Investments' in the Statement of Additional Information.



SMALL CAPITALIZATION AND EMERGING GROWTH COMPANIES. Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones. Securities of issuers in 'special situations' also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in 'special situations' include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control. Although investing in securities of emerging growth companies or 'special situations' offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Small Company Growth Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in better-known, larger companies.



     NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the 1933 Act ('Rule 144A Securities'). A Rule 144A Security will be considered illiquid and therefore subject to each Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become uninterested for a time in purchasing

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

Rule 144A Securities. The Board will carefully monitor any investments by the Portfolio in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.



     Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.


NON-DIVERSIFIED STATUS. The Small Company Growth Portfolio is classified as non-diversified under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Portfolio will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. Being non-diversified means that the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO TRANSACTIONS AND
TURNOVER RATE

     A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Portfolio. The Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information.



     All orders for transactions in securities or options on behalf of a Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolios' distributor ('Counsellors Securities'). A Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


CERTAIN INVESTMENT STRATEGIES


     Although there is no intention of doing so during the coming year, each Portfolio is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed-delivery, (ii) lending portfolio securities and (iii) entering into reverse repurchase

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


agreements and dollar rolls. Each Portfolio may engage in options or futures transactions for the purpose of hedging against a decline in value of its portfolio holdings or to generate income to offset expenses or increase return. Such transactions that are not considered hedging should be considered speculative and may serve to increase the Portfolio's investment risk. Detailed information concerning these strategies and their related risks is contained below and in the Statement of Additional Information.



FOREIGN SECURITIES. The International Equity Portfolio will ordinarily hold no less than 65% of its total assets in foreign securities, and the Small Company Growth Portfolio may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.



OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of a Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. A Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the National Association of Securities Dealers, Inc. and by the Code.



     Securities and Stock Index Options. Each Portfolio may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. Each Portfolio may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ('OTC') options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Portfolio may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.



     The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.



     Futures Contracts and Commodity Options. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.



     Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although a Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a Portfolio's assets that may be at risk with respect to futures activities.



     Currency Exchange Transactions. Each Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.



     Hedging Considerations. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. Each Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.



     Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out an option or futures position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.



     Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Portfolio maintain cash or certain liquid high-grade debt obligations or other assets that are acceptable as collateral to the appropriate regulatory authority in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


INVESTMENT GUIDELINES


     Each Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. In addition, up to 5% of each Portfolio's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years, and up to an additional 5% of its net assets may be invested in warrants. Each Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Portfolio has adopted iden-

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

tifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIOS


INVESTMENT ADVISER. The Trust employs Warburg as investment adviser to each Portfolio. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of each Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. Warburg also employs a support staff of management personnel to provide services to the Portfolios and furnishes each Portfolio with office space, furnishings and equipment.



     For the services provided by Warburg, the International Equity Portfolio and the Small Company Growth Portfolio pay Warburg a fee calculated at an annual rate of 1.00% and .90%, respectively, of the relevant Portfolio's average daily net assets. Although these advisory fees are higher than that paid by most other investment companies, including money market and fixed income funds, Warburg believes that they are comparable to fees charged by other mutual funds with similar policies and strategies. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by a Portfolio.



     Warburg is a professional investment counselling firm which provides investment services to investment endowment funds, foundations and other institutions and individuals. As of January 31, 1996, Warburg managed approximately $12.9 billion of assets, including approximately $7.1 billion of assets of twenty-seven investment companies or portfolios. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ('EMW') controls Warburg through its ownership of a class of voting preferred stock of Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


PORTFOLIO MANAGERS. The portfolio manager of the International Equity Portfolio is Richard H. King. Mr. King is also portfolio manager of Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Institutional Fund, Inc. and co-portfolio manager of Warburg Pincus Japan OTC Fund and Warburg Pincus Emerging Markets Fund. Mr. King has been a managing director of EMW since 1989. From 1984 until 1988 he was chief investment officer and a director at Fiduciary Trust Company International S.A. in London, with responsibility for all international equity management and investment strategy. From 1982 to 1984 he was a director in charge of Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank.


     Nicholas P.W. Horsley, P. Nicholas Edwards, Harold W. Ehrlich and Vincent McBride are associate portfolio managers and research analysts of the International Equity Portfolio. Mr. Horsley is a senior vice president of Warburg and has been with Warburg since 1993, before which time he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Edwards has been with Warburg since August 1995, before which time he was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Ehrlich is a senior vice president of Warburg and has been with Warburg since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. McBride has been with Warburg since 1994.

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Prior to joining  Warburg,  Mr. McBride was an  international  equity analyst at
Smith  Barney  Inc.  from  1993  to  1994  and at  General  Electric  Investment
Corporation   from  1992  to  1993.  From  1989  to  1992  he  was  a  portfolio manager/analyst at United Jersey Bank.



     The  portfolio managers of the Small Company Growth Portfolio are Elizabeth
B. Dater and Stephen J. Lurito. Ms. Dater is a managing director of EMW and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a managing director of EMW and has been with Warburg since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc.



CO-ADMINISTRATORS. The Portfolios employ Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ('Counsellors Service'), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolios and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.



     The Trust employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp. ('PFPC'), as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation the International Equity Portfolio pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, and the Small Company Growth Portfolio pays PFPC a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets, in each case subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.



CUSTODIANS. PNC Bank, National Association ('PNC'), serves as custodian of each Portfolio's U.S. assets. State Street Bank and Trust Company ('State Street') serves as international custodian of each Portfolio's non-U.S. assets. PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.



TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolios. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.



DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolios. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.



OTHER. From time to time Warburg or its affiliates may compensate Participating Insurance Companies and Plans or their affiliates or entities that provide services to them for providing a variety of record-keeping, administrative, accounting, marketing, shareholder liaison and/or other services with respect to investments made in the Trust. This compensation will be based on the net asset value of shares held by the Participating Insurance Companies' Variable Contract owners or Plan participants and will vary depending on the nature and extent of the services provided. Such compensation will be paid from Warburg's or its affiliates' own resources and will not represent an additional expense to the Portfolios or their shareholders.



     Warburg or its affiliates may, at their own expense, provide promotional incentives to qualified recipients who support the sale of shares of a Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of a Portfolio's shares.


TRUSTEES AND OFFICERS. The officers of the Trust manage each Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for each Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM
SHARES IN THE PORTFOLIOS


     Individual investors may not purchase or redeem shares of a Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select a Portfolio as an investment option for a Variable Contract or Plan.


PURCHASES. All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by a Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of a Portfolio on any day that the Portfolio calculates its net asset value (a 'business day'). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange Inc. (the 'NYSE') (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of one or both Portfolios during the morning of the next business day. These orders are executed at the net asset value (described below under 'Net Asset Value') computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to a Portfolio.


     Plan participants may invest in shares of a Portfolio through their Plan by directing the Plan trustee to purchase shares for their account. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.



     Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's opinion, they are of a size that would disrupt the management of a Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in such Portfo-lio and to reinvest any dividends or capital gains distributions.



REDEMPTIONS. Shares of a Portfolio may be redeemed on any business day. Redemption orders which are received by a Participating Insurance Company or Plan prior to the close of regular trading on the NYSE on any business day and transmitted to the Trust or its specified agent during the morning of the next business day will be processed at the net asset value computed at the close of regular trading on the NYSE on the previous business day. Redemption proceeds will normally be wired to the Participating Insurance Company or Plan the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. Each Portfolio declares dividends from its net investment income annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.



TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.



     Each Portfolio intends to qualify each year as a 'regulated investment company' within the meaning of the Code. Each Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).



     Because shares of the Portfolios may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gain distributions from a Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.


     Special Tax Matters Relating to the International Equity Portfolio. Dividends and interest received by the International Equity Portfolio may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders will bear the cost of foreign tax withholding in the form of increased expenses to the Portfolio, but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Portfolio by reason of the tax-deferred status of Variable Contracts.


INTERNAL REVENUE SERVICE REQUIREMENTS. Each Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE

     Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes every day.


     The net asset value per share of each Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.



     Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE


     From time to time, each Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five-and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).



     Total returns quoted for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of each Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.


     When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of a Portfolio's return over a longer market cycle. Each Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).


     Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 888-6878.


     In reports or other communications to investors or in advertising material, a Portfolio or a Participating Insurance Company or Plan sponsor may describe general economic and market conditions affecting the Portfolio. Performance may be compared with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the International Equity Portfolio, with the Morgan Stanley Capital International Europe, Australia and Far East ('EAFE') Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltds.) and the S&P 500 and, in the case of the Small Company Growth Portfolio, with the Russell 2000 Small Stock Index and the S&P 500 Index, all of which are unmanaged indexes; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes, Business Week, Mutual Fund Magazine, Morningstar, Inc. and Financial Times.



     In reports or other communications to investors or in advertising, each Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. Each Portfolio may also discuss the continuum of risk and return relating to different investments and the potential impact of foreign securities on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, each Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


GENERAL INFORMATION


TRUST ORGANIZATION. The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a 'Massachusetts business trust.' The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of two series have been authorized, which constitute the interests in the Portfolios. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.


VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.



CONFLICTS OF INTEREST. Each Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including Participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in a Portfolio may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in one or both Portfolios. As a result, a Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of a Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of a Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.



SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolios may be obtained by calling the Trust at (800) 888-6878.


     Since the  prospectuses  of the  Portfolios  are combined  in  this  single
Prospectus, it is possible that a Portfolio may become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to the other Portfolio.
                            ------------------------
     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIOS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIOS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


        THE TRUST'S EXPENSES ......................................... 2
        FINANCIAL HIGHLIGHTS ......................................... 3
        INVESTMENT OBJECTIVES AND POLICIES ........................... 4
        PORTFOLIO INVESTMENTS ........................................ 5
        RISK FACTORS AND SPECIAL
           CONSIDERATIONS ............................................ 6
        PORTFOLIO TRANSACTIONS AND TURNOVER
           RATE ...................................................... 8
        CERTAIN INVESTMENT STRATEGIES ................................ 8
        INVESTMENT GUIDELINES ....................................... 11
        MANAGEMENT OF THE PORTFOLIOS ................................ 12
        HOW TO PURCHASE AND REDEEM SHARES IN
           THE PORTFOLIOS ........................................... 14
        DIVIDENDS, DISTRIBUTIONS AND TAXES .......................... 15
        NET ASSET VALUE ............................................. 16
        PERFORMANCE ................................................. 16
        GENERAL INFORMATION ......................................... 17


     WPTRU-1-0695


                                     [LOGO]

                              WARBURG PINCUS TRUST
                       [ ] INTERNATIONAL EQUITY PORTFOLIO
                       [ ] SMALL COMPANY GROWTH PORTFOLIO

                                   PROSPECTUS


                                 MARCH 1, 1996





                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as `D'

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

Warburg Pincus Trust/ Small Company Growth Portfolio
Prospectus

Table of contents

The Trust's expenses                                               4p

Financial highlights                                               5p

Investment objective and policies                                  6p

Portfolio investments                                              7p
Investment grade debt                                              7p
Money market obligations                                           7p
U.S. Government securities                                         8p
Convertible securities                                             8p

Risk factors and special considerations                            9p
Small capitalization and emerging growth companies                 9p
Non-publicly traded securities; Rule 144A Securities               9p
Non-diversified status                                            10p

Portfolio transactions and turnover rate                          11p

Certain investment strategies                                     12p
Foreign securities                                                12p
Options, futures and currency transactions                        12p

Investment guidelines                                             15p

Management of the Portfolio                                       16p
Investment adviser                                                16p
Portfolio managers                                                16p
Co-administrators                                                 16p
Custodians                                                        17p
Transfer agent                                                    17p
Distributor                                                       17p
Other                                                             17p
Trustee and officers                                              18p

How to purchase and redeem shares in the Portfolio                19p
Purchases                                                         19p
Redemptions                                                       19p

Dividends, distributions and taxes                                20p
Dividends and distributions                                       20p
Taxes                                                             20p
Internal Revenue Service requirements                             20p

Net asset value                                                   21p

Performance                                                       22p

General information                                               24p
Trust organization                                                24p
Voting rights                                                     24p
Conflicts of interest                                             24p
Shareholder communications                                        25p

Warburg Pincus Trust (the "Trust") is an open-end management investment company that currently offers two investment funds, one of which, the Small Company Growth Portfolio (the "Portfolio"), is offered pursuant to this Prospectus.

The Small Company Growth Portfolio seeks capital growth by investing in equity securities of small-sized domestic companies.

Shares of the Portfolio are not available directly to individual investors but may be offered only to certain life insurance companies ("Participating Insurance Companies") for allocation to certain (i) of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. The Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolio that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about the Portfolio, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling the Trust at (800) 888-6878. The Statement of Additional Information, as amended from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Trust's expenses

Shareholder Transaction Expenses

 Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)                                 0


 Annual Fund Operating Expenses
 (as a percentage of average net assets)

 Management Fees                                                     0.67%

 12b-1 Fees                                                          0

 Other Expenses                                                      0.58%

 Total Portfolio Operating Expenses
(after fee waivers and expense reimbursements)*                      1.25%


Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

1 year    $13

3 years   $40

----------------------------
* Management Fees, Other Expenses and Total Portfolio Operating Expenses are based on actual expenses for the fiscal period ended December 31, 1995, net of any fee waivers or expense reimbursements. Without such waivers or reimbursements, Management Fees would have equalled .90%, Other Expenses would have equalled .60% and Total Portfolio Operating Expenses would have equalled 1.50%. The Portfolio's investment adviser and co-administrator had undertaken to reduce or otherwise limit the Portfolio's Total Operating Expenses through December 31, 1995; there is no assurance that these undertakings will continue.

The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Portfolio. The table does not reflect additional charges and expenses which are, or may be, imposed under the Variable Contracts or Plans; such charges and expenses are described in the prospectus of the sponsoring Participating Insurance Company separate account or in the Plan documents or other informational materials supplied by Plan sponsors. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Portfolio s actual performance will vary and may result in a return greater or less than 5%.

Financial highlights
(for a share outstanding throughout each period)

The following information for the fiscal period ended December 31, 1995 has been derived from information audited by Coopers & Lybrand L.L.P., independent auditors, whose report dated February 13, 1996 appears in the Statement of Additional Information. Further information about the performance of the Portfolio is contained in the Trust's annual report, dated December 31, 1995, copies of which appear in the Statement of Additional Information or may be obtained without charge by calling the Trust at (800) 888-6878.




                                                            For the Period
                                                            June 30, 1995
                                                            (Inception) through
                                                            December 31, 1995

 Net Asset Value, Beginning of Period                        $ 10.00

 Income from Investment Operations


 Net Investment Loss                                            (.01)

 Net Gain on Securities (both realized and unrealized)          2.52

 Total from Investment Operations                               2.51

 Less Distributions


 Dividends (from net investment income)                          .00

 Distributions (from capital gains)                              .00

 Total Distributions                                             .00

 Net Asset Value, End of Period                               $12.51

 Total Return                                                  25.10%+

 Ratios/Supplemental Data


 Net Assets, End of Period (000s)                         $97,445

 Ratios to average daily net assets:


 Operating expenses                                             1.25%*

 Net Investment loss                                            (.36)%*

 Decrease reflected in above operating expense ratio due to
 waivers/reimbursements                                          .25%*

 Portfolio Turnover Rate                                       67.57%*

--------------
* Annualized
+ Non-annualized

Investment objective and policies

The Small Company Growth Portfolio s investment objective is to seek capital growth. The Portfolio s objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Portfolio. Any investment involves risk and, therefore, there can be no assurance that the Portfolio will achieve its investment objective. See Portfolio Investments and Certain Investment Strategies for descriptions of certain types of investments the Portfolio may make.

The Portfolio is a non-diversified investment fund that pursues its investment objective by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies (i.e., companies having stock market capitalizations of between $25 million and $1 billion at the time of purchase) that represent attractive opportunities for capital growth. It is anticipated that the Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Small companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Portfolio s investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.

The Portfolio may also invest in securities of emerging growth companies, which can be either small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value.

     Portfolio investments

Investment grade debt

The Portfolio may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg, Pincus Counsellors, Inc., the Trust s investment adviser ("Warburg"). Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg s ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

A security will be deemed to be investment grade if it is rated within the four highest grades by Moody s Investors Service, Inc. ("Moody's") or Standard & Poor s Ratings Group ( S&P ) or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities. When Warburg believes that a defensive posture is warranted, the Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

Money market obligations

The Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody s or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

Repurchase agreements

The Portfolio may enter into repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio s holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust s Board of Trustees (the Board ), monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

Money market mutual funds

Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, the Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio, Warburg or the Portfolio s co-administrator, PFPC Inc. ( PFPC ). As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund s expenses, including management fees, and will remain subject to payment of the Portfolio s administration fees and other expenses with respect to assets so invested.

U.S. Government securities

The obligations issued or guaranteed by the U.S. government in which the Portfolio may invest include: direct obligations of the U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.

Convertible securities

Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.

     Risk factors and special considerations

Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to the Portfolio s investments, see
 Portfolio Investments  beginning at page 7 and  Certain Investment
Strategies  beginning at page 12.

Small capitalization and emerging growth companies

Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones. Securities of issuers in special situations also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in special situations include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies securities; or a change in corporate control. Although investing in securities of emerging growth companies or special situations offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies shares could significantly decline in value. Therefore, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in better-known, larger companies.

Non-publicly traded securities; Rule 144A Securities

The Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to the Portfolio s limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolio in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities and the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The Portfolio s investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio s net assets could be adversely affected.

Non-diversified status

The Portfolio is classified as non-diversified under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Portfolio will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Being non-diversified means that the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market s assessment of the issuers.


     Portfolio transactions and turnover rate

The Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the Portfolio. The Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes" "Taxes" below and "Investment Policies" "Portfolio Transactions" in the Statement of Additional Information.

All orders for transactions in securities or options on behalf of the Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolio s distributor ( Counsellors Securities ). The Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


     Certain investment strategies

Although there is no intention of doing so during the coming year, the Portfolio is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed-delivery, (ii) lending portfolio securities and (iii) entering into reverse repurchase agreements and dollar rolls. The Portfolio may engage in options or futures transactions for the purpose of hedging against a decline in value of its portfolio holdings or to generate income to offset expenses or increase return. Such transactions that are not considered hedging should be considered speculative and may serve to increase the Portfolio s investment risk. Detailed information concerning these strategies and their related risks is contained below and in the Statement of Additional Information.

Foreign securities

The Portfolio may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.

Options, futures and currency transactions

At the discretion of Warburg, the Portfolio may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as derivatives, may be used (i) for the purpose of hedging against a decline in value of the Portfolio s current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. Transactions that are not considered hedging should be considered speculative and may serve to increase the Portfolio s investment risk. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Portfolio s net asset value and performance. Therefore, an investment in the Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Portfolio s use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the National Association of Securities Dealers, Inc. and by the Code.

Securities and stock index options

The Portfolio may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as premiums ) for granting the rights evidenced by the options. The Portfolio may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ( OT ) options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Portfolio may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

Futures contracts and commodity options

The Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the CFTC ) or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be bona fide hedging will not exceed 5% of the Portfolio s net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of the Portfolio s assets that may be at risk with respect to futures activities.

Currency exchange transactions

The Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

Hedging considerations

A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg s ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.

Additional considerations

To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out an option or futures position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Asset coverage

The Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Portfolio maintain cash or certain liquid high-grade debt obligations or other assets that are acceptable as collateral to the appropriate regulatory authority in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio s obligations with respect to these strategies are not otherwise covered through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio s assets could impede portfolio management or the Portfolio s ability to meet redemption requests or other current obligations.

     Investment guidelines

The Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ( illiquid securities ), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. In addition, up to 5% of the Portfolio s total assets may be invested in the securities of issuers which have been in continuous operation for less than three years, and up to an additional 5% of its net assets may be invested in warrants. The Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Portfolio s total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio s outstanding shares is contained in the Statement of Additional Information.

     Management of the Portfolio

Investment adviser

The Trust employs Warburg as its investment adviser. Warburg, subject to the control of the Trust s officers and the Board, manages the investment and reinvestment of the assets of the Portfolio in accordance with the Portfolio s investment objective and stated investment policies. Warburg makes investment decisions for the Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. Warburg also employs a support staff of management personnel to provide services to the Portfolio and furnishes the Portfolio with office space, furnishings and equipment.

For the services provided by Warburg, the Portfolio pays Warburg a fee calculated at an annual rate of .90% of the Portfolio s average daily net assets. Although this advisory fee is higher than that paid by most other investment companies, including money market and fixed income funds, Warburg believes that they are comparable to fees charged by other mutual funds with similar policies and strategies. Warburg and the Trust s co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Portfolio.

Warburg is a professional investment counselling firm which provides investment services to investment endowment funds, foundations and other institutions and individuals. As of January 31, 1996, Warburg managed approximately $12.9 billion of assets, including approximately $7.1 billion of assets of twenty-seven investment companies or portfolios. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ("Warburg G.P."), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ("EMW") controls Warburg through its ownership of a class of voting preferred stock of Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg s address is 466 Lexington Avenue, New York, New York 10017-3147.

Portfolio managers

The portfolio managers of the Portfolio are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater is a managing director of EMW and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a managing director of EMW and has been with Warburg since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc.

Co-administrators

The Portfolio employs Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolio, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Portfolio. As compensation, the Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio s average daily net assets.

The Trust employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Portfolio s net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio s operations. As compensation the Portfolio pays PFPC a fee calculated at an annual rate of .10% of its average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

Custodians

PNC Bank, National Association ( PNC ), serves as custodian of the Portfolio s U.S. assets. State Street Bank and Trust Company ( State Street ) serves as international custodian of the Portfolio s non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. State Street s principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

Transfer Agent

State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolio. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ( BFDS ), responsibility for most shareholder servicing functions. BFDS s principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Distributor

Counsellors Securities serves without compensation as distributor of the shares of the Portfolio. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.

Other

From time to time Warburg or its affiliates may compensate Participating Insurance Companies and Plans or their affiliates or entities that provide services to them for providing a variety of recordkeeping, administrative, accounting, marketing, shareholder liaison and/or other services with respect to investments made in the Trust. This compensation will be based on the net asset value of shares held by the Participating Insurance Companies Variable Contract owners or Plan participants and will vary depending on the nature and extent of the services provided. Such compensation will be paid from Warburg s or its affiliates own resources and will not represent an additional expense to the Portfolio or its shareholders.

Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of the Portfolio s shares.

Trustees and officers

The officers of the Trust manage the Portfolio s day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Portfolio and chooses the Trust s officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.


     Dividends, distributions and taxes

Dividends and distributions

The Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio s portfolio securities for the applicable period less applicable expenses. The Portfolio declares dividends from its net investment income and net realized short-term and long-term capital gains annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Dividends and distributions will automatically be reinvested in additional shares of the Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.

Taxes

For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
The Portfolio intends to qualify each year as a regulated investment company within the meaning of the Code. The Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).

Because shares of the Portfolio may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gain distributions from the Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 591/2, a 10% penalty tax.

Internal Revenue Service requirements

The Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.


     Net asset value

The Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year s Day, Washington s Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Portfolio generally changes every day.

The net asset value per share of the Portfolio is computed by dividing the value of the Portfolio s net assets by the total number of its shares outstanding. Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.


     Performance

From time to time, the Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio s shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five-and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio s operations or on a year-by-year, quarterly or current year-to-date basis).

Total returns quoted for the Portfolio include the effect of deducting the Portfolio s expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of the Portfolio s performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing the Portfolio s performance to that of other mutual funds.

When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of the Portfolio s return over a longer market cycle. The Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions). Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 888-6878.
In reports or other communications to investors or in advertising material, the Portfolio or a Participating Insurance Company or Plan sponsor may describe general economic and market conditions affecting the Portfolio. Performance may be compared with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) with the Russell 2000 Small Stock Index and the S&P 500 Index, which are unmanaged indexes; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor s Daily, Money, Inc., Institutional Investor, Barron s, Fortune, Forbes, Business Week, Mutual Fund Magazine, Morningstar, Inc. and Financial Times.

In reports or other communications to investors or in advertising, the Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio s investments, research methodology underlying stock selection or the Portfolio s investment objective. In addition, the Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. The Portfolio may also discuss the continuum of risk and return relating to different investments and the potential impact of foreign securities on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, the Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio s expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


     General information

Trust organization

The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust. The Trust s Declaration of

Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of two series have been authorized, one of which constitutes the interests in the Portfolio. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

Voting rights

When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust s outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan s governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

Conflicts of interest

The Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans, including participant directed Plans which elect to make the Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in the Portfolio may conflict. The Board will monitor the Portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in the Portfolio. As a result, the Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of the Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.

Shareholder communications

Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolio may be obtained by calling the Trust at (800) 888-6878.

Since the prospectuses of the Trust's portfolios may be combined in a single prospectus, it is possible that the Portfolio may become liable for a misstatement, inaccuracy or omission in the combined prospectus with regard to the other portfolio.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                SUBJECT TO COMPLETION, DATED MARCH 1, 1996


                      STATEMENT OF ADDITIONAL INFORMATION

                                 March 1, 1996



                             WARBURG PINCUS TRUST

               P.O. Box 9030, Boston, Massachusetts  02205-9030
                     For information, call (800) 888-6878


                          Contents

                                                          Page
                                                          ----
Investment Objectives . . . . . . . . . . . . . . . . .     2
Investment Policies . . . . . . . . . . . . . . . . . .     2
Management of the Trust . . . . . . . . . . . . . . . .    29
Additional Purchase and Redemption Information  . . . .    37
Additional Information Concerning Taxes . . . . . . . .    38
Determination of Performance  . . . . . . . . . . . . .    40
Independent Accountants and Counsel . . . . . . . . . .    43
Miscellaneous . . . . . . . . . . . . . . . . . . . . .    43
Financial Statements  . . . . . . . . . . . . . . . . .    43
Appendix -- Description of Ratings  . . . . . . . . . .   A-1
Annual Report and Report of Independent Accountants . .   A-3


          This Statement of Additional Information is meant to be read in conjunction with the Prospectus of Warburg Pincus Trust (the "Trust"), dated March 1, 1996, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. The Trust currently offers two managed investment funds, the International Equity Portfolio and the Small Company Growth Portfolio (together the "Portfolios" and each a "Portfolio"). Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (together "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Portfolio should be made solely upon the information contained herein. Copies of the Trust's Prospectus and information regarding each of the Portfolios' current performance may be obtained by calling the Trust at (800) 886-6878 or by writing to the Trust, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                             INVESTMENT OBJECTIVES

          The investment objective of the International Equity Portfolio is long-term capital appreciation. The investment objective of the Small Company Growth Portfolio is capital growth.


                              INVESTMENT POLICIES

          The following policies supplement the descriptions of each Portfolio's investment objective and policies in the Prospectus.

Options, Futures and Currency Exchange Transactions

          Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

          Each Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Portfolio as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Portfolios may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Portfolios' investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period,
(ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the

Portfolio would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust or a Portfolio and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

          Stock Index Options. Each Portfolio may purchase and write exchange-listed and OTC put and call options on stock indexes. The aggregate value of the securities underlying the options on stock indexes written by a Portfolio, determined as of the date the options are sold, when added to the value of the securities underlying the options on securities written by the Portfolio, may not exceed 25% the Portfolio's net assets. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on stock indexes are similar to options on stock except that
(i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

          OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

          Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

          Futures Activities. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

          A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. Although each Portfolio is limited in the amount of assets it may invest in futures transactions (as described above and in the Prospectus), there is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities. The ability of the Portfolio to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

          Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obliga-tions, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

          Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

          Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above),
(iii) through entering into forward contracts to purchase or sell currency or
(iv) by purchasing exchange-traded currency options.

          Forward Currency Contracts.   A forward currency contract involves
an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, a Portfolio may purchase currency put options. If the value of the currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

          Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

          In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets.
Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

          A Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Portfolio of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

          Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectus, each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Portfolio on securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid high-grade debt securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

          For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.
The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Investment Practices

          Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.

          Foreign Currency Exchange. Since the International Equity Portfolio will, and the Small Company Growth Portfolio may, be investing in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
See "Currency Transactions" and "Futures Transactions" above.

          Information. The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Political Instability. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those countries.

          Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Portfolio to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on a Portfolio's liquidity, the Portfolios will avoid investing in countries which are known to experience settlement delays which may expose the Portfolios to unreasonable risk of loss.

          Increased Expenses. The operating expenses of the International Equity Portfolio can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

          General. In general, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Japanese Investments (International Equity Portfolio). From time to time depending on current market conditions, the Portfolio may invest a significant portion of its assets in Japanese securities. Like any investor in Japan, the Portfolio will be subject to general economic and political conditions in the country. In addition to the considerations discussed above, these include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

          The information set forth in this section has been extracted from various governmental publications and other sources. The Trust makes no representation as to the accuracy of the information, nor has the Trust attempted to verify it. In some cases, current information is not presented and may vary substantially from the historical data shown. Furthermore, no representation is made that any correlation exists between Japan or its economy in general and the performance of the International Equity Portfolio.

          Economic Background. Over the past 30 years Japan has experienced significant economic development. During the era of high economic growth in the 1960's and early 1970's the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970's Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Moreover, since the mid-1980's Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. On January 17, 1995, the Great Hanshin Earthquake severely damaged Kobe, Japan's largest container port. The government has announced a $5.9 billion plan to repair the port and estimated that damage to the region equals $120 billion. However, the long-term economic effects of the earthquake on the Japanese economy as a whole and on the Portfolio's investments cannot be predicted.

          Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. Oil prices therefore have a major impact on the domestic economy, as is evidenced by the current account deficits triggered by the two oil crises of the 1970's. Oil prices have declined mainly due to a worldwide easing of demand for crude oil. The stabilized price of oil contributed to Japan's sizeable current account surplus and stability of wholesale and consumer prices since 1981. While Japan is working to reduce its dependence on foreign materials, its lack of natural resources poses a significant obstacle to this effort.

          International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import.
Japan's trade surplus has increased dramatically in recent years, exceeding $100 billion per year since 1991 and reaching a record high of $145 billion in 1994. In 1995, however, the trade surplus decreased due to a drop in exports. The reduced exports are due primarily to the strength of the yen and the impact of threatened U.S. trade sanctions. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses resulting therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest. The United States and Japan have engaged in "economic framework" negotiations to help raise United States' share in Japanese markets and reduce Japan's current account surplus but progress in the negotiations has been hampered by recent political upheaval in Japan. On June 28, 1995, the United States agreed not to impose trade sanctions in return for a modest commitment by Japan to buy more American cars and auto parts. Any trade sanctions imposed upon Japan by the United States as a result of the current friction or otherwise could adversely impact Japan and the Portfolio's investments there.

          The following table sets forth the composition of Japan's trade balance, as well as other components of its current account, for the years shown.

                                CURRENT ACCOUNT
                                     Trade


         Year                          Exports                    Imports                     Trade Balance       Current Balance
         ----                          -------                    -------                     -------------       ---------------

                      (U.S. dollars in millions)

         1989                           269,570                   192,653                       76,917                     57,157
         1990                           280,374                   216,846                       63,528                     35,761
         1991                           306,557                   203,513                      103,044                     72,901
         1992                           330,850                   198,502                      132,348                    117,551
         1993                           351,292                   209,778                      141,514                    131,448
         1994                           384,176                   283,232                      145,944                    129,140


Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
          Japan

          Economic Trends. The following tables set forth Japan's gross domestic product, wholesale price index and consumer price index for the years shown.


                         GROSS DOMESTIC PRODUCT (GDP)




                              1994             1993             1992              1991              1990               1989
                              ----             ----             ----              ----              ----               ----

 GDP (yen billions)
  (Expenditures)             469,149          465,972           463,145           451,297           424,537            396,197

 Change in GDP
  from Preceding
  Year
  Nominal terms               0.7%             0.6%             2.6%              6.3%              7.2%               6.7%

  Real Terms                  0.5%             -0.2%            1.1%              4.3%              4.8%               4.7%




Source:   Institute of Fiscal and Monetary Policy,  Ministry of Finance of
          Japan

                                        WHOLESALE PRICE INDEX


                                                                                            Change from
                                                            All                              Preceding
                     Year                               Commodities                            Year
                     ----                               -----------                          ----------
                                                         (Base year:  1990)

                     1989                                   98.0                                  2.5
                     1990                                  100.0                                  2.0
                     1991                                   99.4                                 (0.6)
                     1992                                   97.8                                 (1.6)
                     1993                                   95.0                                 (2.9)
                     1994                                   93.0                                 (2.1)





Source: Institute of Fiscal and Monetary Policy, Ministry of
 Finance of Japan



                                CONSUMER PRICE INDEX


                                                                                                     Change from
       Year                                   General                                              Preceding Year
       ----                                   -------                                              --------------
                                          (Base Year: 1990)
       1989                                    97.0                                                     2.3
       1990                                   100.0                                                     3.1
       1991                                   103.3                                                     3.3
       1992                                   105.0                                                     1.6
       1993                                   106.4                                                     1.3
       1994                                   107.1                                                     0.7




Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
          Japan


           Securities Markets. There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange is by far the largest, followed by the Osaka Stock Exchange and the Nagoya Stock Exchange. These exchanges divide the market for domestic stocks into two sections, with newly listed companies and smaller companies assigned to the Second Section and larger companies assigned to the First Section.

           The following table sets forth the number of Japanese companies listed on the three major Japanese stock exchanges as of the end of 1994.



                       NUMBER OF LISTED DOMESTIC COMPANIES


                      Tokyo                                       Osaka                                    Nagoya
          ----------------------------                  ------------------------                 ------------------------

          1st                     2nd                   1st                 2nd                  1st                  2nd
          Sec.                    Sec.                  Sec.                Sec.                 Sec.                 Sec.
          ----                    ----                  ----                ----                 ----                 ----
          1,235                    454                  855                 344                   431                  129



     Source:  Tokyo Stock Exchange, Fact Book 1995


          The following table sets forth the trading volume and value of Japanese stocks on the eight Japanese stock exchanges for the years shown.


              STOCK TRADING VOLUME & VALUE ON ALL STOCK EXCHANGES
                     (shares in millions; yen in billions)



 Year                                           Volume                                  Value
 ----                                           ------                                  -----

 1989  . . . . . . . . . . . . . . . . . . . .  256,296                                386,395
 1990  . . . . . . . . . . . . . . . . . . . .  145,837                                231,837
 1991  . . . . . . . . . . . . . . . . . . . .  107,844                                134,160
 1992  . . . . . . . . . . . . . . . . . . . .   82,563                                 80,456
 1993  . . . . . . . . . . . . . . . . . . . .  101,173                                106,123
 1994  . . . . . . . . . . . . . . . . . . . .  105,937                                114,622





Source:  Tokyo Stock Exchange, Fact Book 1995; Tokyo Stock Exchange New York


          Securities Indexes. The Tokyo Stock Price Index ("TOPIX") is a composite index of all common stocks listed on the First Section of the Tokyo Stock Exchange. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

          The following table sets forth the high, low and year-end TOPIX for the years shown.

                                     TOPIX

                              (January 4, 1968=100)





 Year                                           Year-end                            High                      Low
 ----                                           --------                            ----                      ---

 1989                                           2,881.37                            2,884.80                2,364.33
 1990                                           1,733.83                            2,867.70                1,523.43
 1991                                           1,714.68                            2,028.85                1,638.06
 1992                                           1,307.66                            1,763.43                1,102.50
 1993                                           1,439.31                            1,698.67                1,250.06
 1994                                           1,559.09                            1,712.73                1,445.97




Source:  Tokyo Stock Exchange, Fact Book 1995

     U.S. Government Securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

     Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

     Lending of Portfolio Securities. A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 20% of the Portfolio's total assets taken at value. A Portfolio will not lend portfolio securities to affiliates of Warburg unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

     By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not an investment objective of the Portfolios, income received could be used to pay a Portfolio's expenses and would increase its total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

     When-Issued Securities and Delayed-Delivery Transactions.  Each
Portfolio may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

     When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. government securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     American, European and Continental Depositary Receipts. The assets of a Portfolio may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

      Short Sales "Against the Box." In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Portfolio may engage in a short sale if at the time of the short sale the Portfolio owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such short sales at any one time.

     The Portfolios do not intend to engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when a Portfolio wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     Warrants. Each Portfolio may invest up to 5% of net assets in warrants, provided that not more than 2% of net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     Non-Publicly Traded and Illiquid Securities. A Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Warburg will monitor the liquidity of restricted securities in a Portfolio under the supervision of the Board. In reaching liquidity decisions, Warburg may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Borrowing. Each Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

     Special Situation Companies (Small Company Growth Portfolio). The Portfolio's investments involves considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general.

     The Portfolio may invest in the securities of "special situation companies" involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. The Portfolio believes, however, that if Warburg analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Portfolio may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time the Portfolio makes its investment will be consummated under the terms and within the time period contemplated.

     Non-Diversified Status (Small Company Growth Portfolio). The Small Company Growth Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.


Other Investment Limitations

     The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding shares. Investment limitations 11 through 17 may be changed by a vote of the Board at any time.

     A Portfolio may not:

     1. Borrow money except that the Portfolio may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 30% of the value of the Portfolio's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

     2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

     3. For the International Equity Portfolio only, purchase the securities of any issuer, if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

     4. Make loans, except that the Portfolio may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

     5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

     6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

     7. Make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

     8. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

     9. Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

     10. Issue any senior security except as permitted in these investment limitations.

     11. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

     12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

     13. Invest more than 15% of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

     14. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

     15. Purchase or retain securities of any company if, to the knowledge of the Trust, any of the Portfolio's officers or Trustees or any officer or director of Warburg individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

     16. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets.

     17. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

     General. Certain other non-fundamental investment limitations are currently required by one or more states in which shares of the Portfolios are sold. These may be more restrictive than the limitations set forth above. Should a Portfolio determine that any such commitment is no longer in the best interest of the Portfolio and its shareholders, the Portfolio will revoke the commitment by terminating the sale of Portfolio shares in the state involved. In addition, the relevant state may change or eliminate its policy regarding such investment limitations. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

Portfolio Valuation

     The Prospectus discusses the time at which the net asset value of each Portfolio is determined for purposes of sales and redemptions. The following is a description of the procedures used by each Portfolio in valuing its assets.

     Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to debt obligations with 60 days or less remaining to maturity. In determining the market value of portfolio investments, the Portfolio may employ outside organizations (a "Pricing Service") which may use a matrix formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Portfolio will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

     Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Portfolios' calculation of net asset value, in which case an adjustment may be made by the Board or its delegates. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

     Warburg is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     Warburg will select specific portfolio investments and effect transactions for each Portfolio and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg.
Research and other services received may be useful to Warburg in serving both the Portfolios and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Portfolios. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities.
For the fiscal period ended December 31, 1995, $________ and $________ of total brokerage commissions was paid to brokers and dealers by the International Equity Portfolio and the Small Company Growth Portfolio, respectively, who provided such research and other services on portfolio transactions of $__________ and $___________. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreements with the Trust are not reduced by reason of its receiving any brokerage and research services.

     During the fiscal period ended December 31, 1995, the Trust, on behalf of the International Equity Portfolio and Small Company Growth Portfolio, paid an aggregate of approximately $224,678 and $94,028, respectively, in commissions to broker-dealers for execution of portfolio transactions.

     Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

     Any portfolio transaction for a Portfolio may be executed through Counsellors Securities Inc., the Trust's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Portfolio a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies.

     Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

     Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

Portfolio Turnover

     The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

     Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. The Small Company Growth Portfolio's investment in special situation companies could result in high portfolio turnover. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Small Company Growth Portfolio may be higher than mutual funds having a similar objective that do not invest in special situation companies.


                            MANAGEMENT OF THE TRUST

Officers and Board of Trustees

     The names (and ages) of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper (61)  . . . . Trustee
Room 7E47OHB                    Professor at Harvard University;
Central Intelligence Agency     Director or Trustee of Circuit
930 Dolly Madison Blvd.         City Stores, Inc. (retail electronics and
McClain, Virginia 22107         appliances) and Phoenix Home Life Insurance
                                Co.

Donald J. Donahue (71)  . . . . Trustee
99 Indian Field Road            Chairman of Magma Copper Company since
Greenwich, Connecticut 06830    January 1987; Director or Trustee of GEV
                                Corporation and Signet Star Reinsurance
                                Company; Chairman and Director of NAC Holdings from September 1990-June 1993.

Jack W. Fritz (68)  . . . . . . Trustee
2425 North Fish Creek Road      Private investor; Consultant
P.O. Box 483                    and Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014           Fritz Communications (developers and operators
                                of radio stations); Director of Advo, Inc.
                                (direct mail advertising).

John L. Furth* (65) . . . . . . Chairman of the Board and Trustee
466 Lexington Avenue            Vice Chairman and Director of EMW;
New York, New York 10017-3147   Associated with E.M. Warburg, Pincus & Co.,
                                Inc. ("EMW") since 1970; Officer of other investment companies advised by Warburg.

Thomas A. Melfe (63)  . . . . . Trustee
30 Rockefeller Plaza            Partner in the law firm of
New York, New York 10112        Donovan Leisure Newton & Irvine; Director of
                                Municipal Fund for New York Investors, Inc.

Arnold M. Reichman* (47)  . . . Trustee and President
466 Lexington Avenue            Managing Director and Assistant
New York, New York 10017-3147   Secretary of EMW; Associated with EMW *since
                                1984; Senior Vice President, Secretary and
                                Chief Operating Officer of Counsellors
                                Securities; Officer of other investment
                                companies advised by Warburg.












------------------------
* Indicates a Trustee who is an "interested person" of the Trust as defined in the 1940 Act.

Alexander B. Trowbridge (66). . Trustee
1317 F Street, N.W.             President of Trowbridge Partners, Inc.
Suite 500                       (business consulting) from January 1990-
Washington, DC 20004            January 1994; President of the National
                                Association of Manufacturers from 1980-1990;
                                Director or Trustee of New England Mutual Life
                                Insurance Co., ICOS Corporation
                                (biopharmaceuticals), P.H.H. Corporation
                                (fleet auto management; housing and plant relocation service), WMX Technologies Inc.
                                (solid and hazardous waste collection and disposal), The Rouse Company (real estate development), SunResorts International Ltd.
                                (hotel and real estate management), Harris
                                Corp. (electronics and communications
                                equipment), The Gillette Co. (personal care products) and Sun Company Inc. (petroleum refining and marketing).

Eugene L. Podsiadlo (38)  . . . Senior Vice President
466 Lexington Avenue            Managing Director of EMW; Associated with
New York, New York 10017-3147   EMW since 1991; Vice President of Citibank,
                                N.A. from 1987-1991; Senior Vice President of
                                Counsellors Securities and other investment companies advised by Warburg.

Stephen Distler (42)  . . . . . Vice President and Chief Financial Officer
466 Lexington Avenue            Managing Director, Controller and Assistant
New York, New York 10017-3147   Secretary of EMW; Associated with EMW since
                                1984; Treasurer of Counsellors Securities;
                                Vice President, Treasurer and Chief Accounting
                                Officer or Vice President and Chief Financial
                                Officer of other investment companies advised by Warburg.

Eugene P. Grace (44)  . . . . . Vice President and Secretary
466 Lexington Avenue            Associated with EMW since April 1994;
New York, New York 10017-3147   Attorney-at-law from September 1989-April
                                1994; life insurance agent, New York Life
                                Insurance Company from 1993-1994; General
                                Counsel and Secretary, Home Unity Savings Bank from 1991-1992; Vice President and Chief
                                Compliance Officer of Counsellors Securities;
                                Vice President and Secretary of
                                other investment companies advised by Warburg.

Howard Conroy (42)  . . . . . . Vice President, Treasurer and Chief
466 Lexington Avenue            Accounting Officer
New York, New York 10017-3147   Associated with EMW since 1992; Associated
                                with Martin Geller, C.P.A. from 1990-1992;
                                Vice President, Finance with Gabelli/Rosenthal
                                & Partners, L.P. until 1990; Vice President,
                                Treasurer and Chief Accounting Officer of other investment companies advised by Warburg.

Karen Amato (32)  . . . . . . . Assistant Secretary
466 Lexington Avenue            Associated with EMW since 1987; Assistant
New York, New York 10017-3147   Secretary of other investment companies
                                advised by Warburg.

          No employee of Warburg or PFPC Inc., the Trust's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. Each Trustee who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500 and $250 for each meeting of the Board attended by him for his services as Trustee and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Trustees' Compensation
(estimated for the fiscal year ended December 31, 1996+)


                                                                    Total                          Total Compensation from
                                                              Compensation from                    all Investment Companies
  Name of Director                                                  Trust                             Managed by Warburg*
  ----------------                                            -----------------                    ------------------------

 John L. Furth                                                      None**                                  None**
 Arnold M. Reichman                                                 None**                                  None**
 Richard N. Cooper                                                  $1,500                                 $42,500
 Donald J. Donahue                                                  $1,500                                 $42,500
 Jack W. Fritz                                                      $1,500                                 $42,500
 Thomas A. Melfe                                                    $1,500                                 $42,500
 Alexander B. Trowbridge                                            $1,500                                 $42,500


__________________________

+ Estimates of future payments to be made pursuant to existing arrangements.

* Each Trustee also serves as a Director or Trustee of 17 other investment companies advised by Warburg.

** Mr. Furth and Mr. Reichman are considered to be interested persons of the Trust and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receive no compensation from the Trust or any other investment company managed by Warburg.


As of January 31, 1996, no Trustees or officers of the Trust owned any of the outstanding shares of the Portfolios.

Portfolio Managers

          International Equity Portfolio. Mr. Richard H. King, portfolio manager of the International Equity Portfolio, earned a B.A. degree from Durham University in England. Mr. King is also portfolio manager of Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Institutional Fund, Inc. and a co-portfolio manager of Warburg Pincus Emerging Markets Fund and Warburg Pincus Japan OTC Fund. From 1968 to 1982, he worked at W.I. Carr Sons & Company (Overseas), a leading international brokerage firm. He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984 Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset

Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed an EAFE mutual fund
(FTIT) 1985-1986 which grew from $3 million to over $100 million during this two-year period.

          Mr. Nicholas P.W. Horsley, associate portfolio manager and research analyst of the International Equity Portfolio, is also a co-portfolio manager of Warburg Pincus Emerging Markets Fund and Warburg Pincus Japan OTC Fund and an associate portfolio manager and research analyst of Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Institutional Fund, Inc. From 1981 to 1984 Mr. Horsley was a securities analyst at Barclays Merchant Bank in London, UK and Johannesburg, RSA. From 1984 to 1986 he was a senior analyst with BZW Investment Management in London. From 1986 to 1993 he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Horsley earned B.A. and M.A. degrees with honors from University College, Oxford.

          Mr. P. Nicholas Edwards, associate portfolio manager and research analyst of the International Equity Portfolio, is also portfolio manager of Warburg Pincus Japan Growth Fund and a co-portfolio manager and research analyst of Warburg Pincus International Equity Fund and an associate portfolio manager and research analyst of the International Equity Portfolio of Warburg Pincus Institutional Fund, Inc. Prior to joining Warburg in August 1995, Mr. Edwards was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.

          Mr. Harold W. Ehrlich, associate portfolio manager and research analyst of the International Equity Portfolio, is also an associate portfolio manager and research analyst of Warburg Pincus Emerging Markets Fund, Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Institutional Fund, Inc. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He was a research analyst and assistant portfolio manager at Fundamental Management Corporation from 1985 to 1986 and a research analyst at First Equity Corporation of Florida from 1983 to 1985. Mr. Ehrlich earned a B.S.B.A. degree from University of Florida and earned his Chartered Financial Analyst designation in 1990.

          Mr. Vincent J. McBride, associate portfolio manager and research analyst of the International Equity Portfolio, is also an associate portfolio manager and research analyst of Warburg Pincus Emerging Markets Fund, Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Institutional Fund, Inc. Prior to joining Warburg in 1994, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.

          Small Company Growth Portfolio. Ms. Elizabeth B. Dater, co-portfolio manager of the Small Company Growth Portfolio is also co-portfolio manager of Warburg Pincus Emerging Growth Fund, manages a post-venture capital fund and is the former director of research for Warburg's investment management activities. Prior to joining Warburg in 1978, she was a vice president of Research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's "Wall Street Week" since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

          Mr. Stephen J. Lurito, co-portfolio manager of the Small Company Growth Portfolio, is also co-portfolio manager of Warburg, Pincus Emerging Growth Fund. Mr. Lurito, also the research coordinator and a portfolio manager for micro-cap equity and post-venture products, has been with Warburg since 1987. Prior to that he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and a M.B.A. from the University of Pennsylvania.


Investment Adviser and Co-Administrators

          Warburg serves as investment adviser to each Portfolio, Counsellors Funds Service, Inc. ("Counsellors Service") serves as a co-administrator to the Trust and PFPC serves as a co-administrator to the Trust pursuant to separate written agreements (the "Advisory Agreements," the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). The services provided by, and the fees payable by the Trust to, Warburg under the Advisory Agreements, Counsellors Service under the Counsellors Service Co-Administration Agreements and PFPC under the PFPC Co-Administration Agreements are described in the Prospectus.

          During the fiscal period ended December 31, 1996, Warburg earned $120,130 and $218,618 in investment advisory fees with respect to the International Equity Portfolio and Small Company Growth Portfolio, respectively. Warburg voluntarily waived $47,206 and $47,601, respectively, of such fees and reimbursed $39,973 and $8,512, respectively, in expenses. Counsellors Service earned $12,013 and $24,291 in co-administration fees with respect to the International Equity Portfolio and Small Company Growth Portfolio, respectively. PFPC received $14,416 and $24,291 in co-administration fees with respect to the International Equity Portfolio and Small Company Growth Portfolio, respectively, and voluntarily waived $5,665 and $5,289 of such fees, respectively.

Custodian and Transfer Agent

          PNC Bank, National Association ("PNC") and State Street Bank and Trust Company ("State Street") serve as custodians of each Portfolio's U.S. and foreign assets, respectively, pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) makes receipts and disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Trust's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Trust to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Trust and upon the satisfaction of certain other conditions. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolios; State Street is not relieved of any responsibility or liability to the Trust on account of any actions or omissions of any such sub-custodian. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders,
(iii) maintains shareholder accounts and, if requested, sub-accounts and
(iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.


Organization of the Trust

          The Trust was organized as an unincorporated Massachusetts business trust under the name "Warburg, Pincus Trust."

          Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that Warburg believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

          All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          As described in the Prospectus, shares of the Portfolios may not be purchased or redeemed by individual investors directly may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The offering price of each Portfolio's shares is equal to its per share net asset value. Additional information on how to purchase and redeem a Portfolio's shares and how such shares are priced is included in the Prospectus under "Net Asset Value."

          Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                    ADDITIONAL INFORMATION CONCERNING TAXES

          The discussion set out below of tax considerations generally affecting the Trust and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring
Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

          Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Portfolio will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Portfolio must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to its business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Portfolio's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Portfolio may be restricted in the selling of securities held by the Portfolio for less than three months and in the utilization of certain of the investment techniques described above and in the Trust's Prospectus. As a regulated investment company, a Portfolio will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolio's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Portfolios expect to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

          In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. While a Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

          A Portfolio's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio, defer Portfolio losses and cause the Portfolio to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Portfolio nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Portfolio will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Portfolio will continue to qualify as a regulated investment company.

          As described in the Prospectus, because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.

Investment in Passive Foreign Investment Companies

          If a Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed by the Portfolio to its shareholders, the Variable Contracts and Plans. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on the Portfolio with respect to any taxes arising from excess dis-tributions or gains on the disposition of shares in a PFIC.

          A Portfolio may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio.

          On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of a Portfolio is unclear. If the Portfolio is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to-market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to the Portfolio. Recently proposed legislation would codify the mark-to-market election for regulated investment companies.


                         DETERMINATION OF PERFORMANCE

          From time to time, a Portfolio may quote its total return in advertisements or in reports and other communications to shareholders. The actual total return of the

International Equity Portfolio for the fiscal period ended December 31, 1995 (since June 30, 1995 inception) was 7.30% (7.11% without waivers) (14.91% and 14.50%, respectively, on an annualized basis), and the actual total return of the Small Company Growth Portfolio for the fiscal period ended December 31, 1995 (since June 30, 1995 inception) was 25.10% (25.00% without waivers) (55.56% and 55.31%, respectively, on an annualized basis). Total return is calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:
P (1 + T)[*GRAPHIC OMITTED-SEE FOOTNOTE BELOW] = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

          A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

          A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan, which would reduce the returns described in this section. See the Prospectus, "Performance."

          The International Equity Portfolio intends to diversify its assets among countries, and in doing so, would expect to be able to reduce the risk arising from economic problems affecting a single country. Warburg also believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce


------------------------
* The expression (1 + T) is being raised to the nth power.

volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments.

          To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International (EAFE) Europe, Australia and Far East Index (the "MS-EAFE Index"), has equalled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S & P 500 Index") in 14 of the last 23 years. The following table compares annual total returns of the MS-EAFE Index and the S & P 500 Index for the calendar years shown.


                        MS-EAFE Index vs. S&P 500 Index
                                  1972 - 1995
                             Annual Total Return+

     Year                MS-EAFE Index            S&P 500 Index
     ----                -------------            -------------

     1972*                  33.28                    14.43
     1973*                 -16.82                   -18.85
     1974*                 -25.60                   -30.96
     1975*                  31.21                    27.81
     1976                    -.36                    18.27
     1977*                  14.61                    -9.64
     1978*                  28.92                     5.01
     1979                    1.82                     9.02
     1980                   19.01                    27.71
     1981*                  -4.85                   -10.17
     1982                   -4.63                    14.80
     1983*                  20.91                    13.93
     1984*                   5.02                    -1.22
     1985*                  52.97                    29.45
     1986*                  66.80                    14.97
     1987*                  23.18                      .26
     1988*                  26.66                     8.61
     1989                    9.22                    28.81
     1990                  -24.71                    -8.24
     1991                   10.19                    27.94
     1992                  -13.89                     4.43
     1993*                  30.49                     7.22
     1994*                   6.24                    -1.34
     1995                    9.42                    34.71
_________________

+    Without reinvestment of dividends.

* The MS-EAFE Index has outperformed the S&P 500 Index 15 out of the last 24 years.

Source:  Morgan Stanley Capital International; Bloomberg Financial Markets

          The quoted performance information shown above is not intended to indicate the future performance of the International Equity Portfolio. Advertising or supplemental sales literature relating to the Portfolio may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Portfolio differs from the MS-EAFE Index in composition.


                      INDEPENDENT ACCOUNTANTS AND COUNSEL

          Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. The financial statements for the Portfolios that appear in this Statement of Additional Information have been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher serves as counsel for the Trust as well as counsel to Warburg, Counsellors Service and Counsellors Securities.


                                 MISCELLANEOUS

          As of January 31, 1996, the name, address and percentage ownership of each person that owned of record 5% or more of a Portfolio's outstanding shares were as follows: Nationwide Life Insurance Company ("Nationwide"), on behalf of its separate account Nationwide Variable Account II, c/o IPO Portfolio Accounting, P.O. Box 182029, Columbus, OH 43218-2029 -- 97.29% (International Equity Portfolio) and 96.56% (Small Company Growth Portfolio). Nationwide is not the beneficial owner of these shares.


                             FINANCIAL STATEMENTS

          The Trust's financial statements and Report of Independent Accountants for the fiscal period ended December 31, 1995 are attached to this Statement of Additional Information.

                                   APPENDIX

                            DESCRIPTION OF RATINGS

Commercial Paper Ratings

          Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

     To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

     The following summarizes the ratings used by Moody's for corporate bonds:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "Baa". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                      [WARBURG PINCUS FUNDS LOGO]

ANNUAL REPORT

                               DECEMBER 31, 1995
WARBURG PINCUS TRUST
                        [ ] INTERNATIONAL EQUITY PORTFOLIO
                        [ ] SMALL COMPANY GROWTH PORTFOLIO

The Warburg Pincus Trust (the 'Trust') Shares are not available directly to individual investors but may be offered only through certain insurance Products and Pension and Retirement Plans.

A prospectus containing more complete information, including management fees and expenses and, where applicable, the special considerations and risks associated with international investing, may be obtained by calling 1-800-369-2728 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030. Investors should read the prospectus carefully before investing.

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                               February 23, 1996

Dear Shareholder:

     The objective of Warburg Pincus Trust -- International Equity Portfolio (the 'Portfolio') is long-term capital appreciation. The Portfolio pursues its objective by investing primarily in a broadly diversified portfolio of equity securities of companies that have their principal business activities and interests outside the U.S. The Portfolio may invest in equity securities of companies of any size, whether traded on or off a national securities exchange.

     For the six months ended December 31, 1995 (the Portfolio commenced operations on June 30, 1995), the Portfolio gained 7.30%, vs. gains of 6.62% in the Lipper International Fund Index and 8.39% in the Morgan Stanley Europe, Australia and Far East ('EAFE') Index.

     A major contributor to the Portfolio's performance for the period was its weighting in Japan (28.6% of the Portfolio at year end). The Japanese market rebounded strongly in the second half of 1995, with technology stocks showing particularly strong gains. These issues are well-represented in the Portfolio, and we believe that they continue to hold considerable upside potential. We believe that much of the broader Japanese market is undervalued as well based on traditional long-term measures of value (e.g., price relative to book value, sales and cash flow), hence our general outlook on Japan remains positive.

     Other Asian markets whose prospects we view favorably are South Korea and Taiwan (4.9% and 4.2% of the Portfolio, respectively, as of December 31, 1995), two emerging markets that suffered in 1995. Taiwan's market lost roughly a third of its value last year, largely the result of ongoing political tensions with China. This created particularly attractive values in Taiwan's market, and we used the opportunity to increase the Portfolio's Taiwanese stake, adding to positions in well-managed companies in the shipping and industrial sectors. In general, we believe that emerging markets were oversold in 1995, given their outstanding long-term attractions.

     The Portfolio's European holdings in general contributed positively to its returns during the reporting period, supported by falling interest rates. By country, the Portfolio's largest European weightings at the close of the year were the United Kingdom (6.4% of the Portfolio) and France (4.5%). Our British holdings were strong performers during the period. French issues generated less-impressive results, hampered by concerns regarding fiscal policies of the Chirac administration and doubts about the country's ability to meet the criteria for European economic and monetary union in 1999. But we remain positive in our outlook for the French companies held in the Portfolio, believing that they are strong, well-managed businesses.

Richard H. King
Portfolio Manager

The views of the Trust's Management are as of the date of this letter and Portfolio holdings described in this annual report are as of December 31, 1995; these views and positions may have changd subsequent to these dates.

2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                    GROWTH OF $10,000 INVESTED IN SHARES OF
             WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
                    SINCE INCEPTION AS OF DECEMBER 31, 1995

     The graph below illustrates the hypothethical investment of $10,000 in Shares of Warburg Pincus Trust -- International Equity Portfolio (the 'Portfolio') from June 30, 1995 (inception) to December 31, 1995, assuming the reinvestment of dividends and capital gains at net assets value, compared to the Morgan Stanley Europe, Australia and Far East Index* ('EAFE') for the same time period.

                                [GRAPH]

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. Without waivers or reimbursements of Portfolio expenses, aggregate total return since inception for the period ending 12/31/95 would have been 7.11%.

------------

* EAFE is an unmanaged index of international equities with no defined investment objective that is compiled by Morgan Stanley Capital International.

+ Non-annualized.

                                                                      3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                               February 23, 1996

Dear Shareholder:

     The objective of Warburg Pincus Trust -- Small Company Growth Portfolio (the 'Portfolio') is capital growth. The Portfolio pursues its objective by investing primarily in equity securities of small-sized domestic companies (i.e., companies having stock-market capitalizations of between $25 million and $1 billion at the time of purchase). The Portfolio may also invest in securities of emerging growth companies, which can be either small or medium-sized companies that have passed the start-up phase, show positive earnings and are deemed to have prospects of achieving significant profits within a relatively short period of time.

     For the six months ended December 31, 1995 (the Portfolio commenced operations on June 30, 1995), the Portfolio gained 25.10%, vs. gains of 12.26% in the Russell 2000 Index and 13.89% in the Lipper Small Company Growth Fund Index.

     The Portfolio's relatively strong returns for the six-month span reflect timely stock selection, particularly in our more heavily weighted areas. Our technology position, which represents a diversified mix of companies spanning a number of industries, showed good performance for the period, the sector's correction in the fourth quarter notwithstanding. Our emphasis on these stocks is not a short-term sector bet, but rather a direct result of our research process, which seeks companies possessing a catalyst or dynamic of change (e.g., new management, a new product or distribution channel, etc.) that has the potential to lead to accelerated earnings growth. A considerable number of such companies are involved in technology and related areas, hence their significant weighting in the Portfolio. Top performers for the Portfolio during the reporting period included Maxim Integrated Products, Synopsys and System Software Associates.

     A second area of emphasis is health care. Health care in the U.S. is fraught with inefficiencies, and this, coupled with an aging population, presents vast opportunities for smaller companies nimble and innovative enough to provide solutions to the industry's problems. We see great potential, in particular, for companies able to bring technological applications to the health-care industry, and we hold the stocks of a number of promising companies in this area. We are also positive on the prospects of selected pharmaceutical companies.

     Another area of concentration in the Portfolio is in companies benefiting from the marriage of telecommunications to computer technology. This includes firms that manufacture and service computer hardware and software, telephones and telephone equipment, as well as those involved in broadcasting, publishing, and music and entertainment. Strong performers for the Portfolio during the six months included Glenayre Technologies and Paging Network.

4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

     Looking  ahead,  we   think  that   the  outlook  is   favorable  for   the
small-capitalization market as a whole. We believe that small-cap stocks, in aggregate, are less than midway through a multiyear cycle of outperformance relative to larger-company stocks, and that the potential exists for further, substantial gains over the next several years. Set within this context, we will continue to strive to identify those stocks that have the best prospects for above-average returns.

Elizabeth B. Dater                       Stephen J. Lurito
Co-Portfolio Manager                     Co-Portfolio Manager

The views of the Trust's Management are as of the date of this letter and Portfolio holdings described in this annual report are as of December 31, 1995; these views and positions may have changed subsequent to these dates.

                                                                      5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                    GROWTH OF $10,000 INVESTED IN SHARES OF
             WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
                    SINCE INCEPTION AS OF DECEMBER 31, 1995

     The graph below illustrates the hypothethical investment of $10,000 in Shares of Warburg Pincus Trust -- Small Company Growth Portfolio (the 'Portfolio') from June 30, 1995 (inception) to December 31, 1995, assuming the reinvestment of dividends and capital gains at net assets value, compared to the Lipper Small Company Growth Fund Index* ('Lipper') and the Russell 2000 Index** ('Russell') for the same time period.

                                 [GRAPH]


     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. Without waivers or reimbursements of Portfolio expenses, aggregate total return since inception for the period ending 12/31/95 would have been 25.00%.

------------
 * The Lipper Small Company Growth Fund Index is an equally weighted index of the 30 largest Small Company Growth Funds.

** The Russell 2000 Index represents 2000 of the smallest securities in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 U.S. companies representing approximately 98% of the U.S. Equity Market.

 + Non-annualized

6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES           VALUE
COMMON STOCK (93.3%)

Argentina (3.8%)
  Telefonica de Argentina SA ADR                                                              45,700       $1,245,325
  YPF SA ADR                                                                                  52,500        1,135,313
                                                                                                           ----------
                                                                                                            2,380,638
                                                                                                           ----------

Australia (2.2%)
  Lend Lease Corp., Ltd.                                                                      87,300        1,264,846
  Woodside Petroleum Ltd.                                                                     25,400          129,841
                                                                                                           ----------
                                                                                                            1,394,687
                                                                                                           ----------

Austria (2.6%)
  Bohler-Uddeholm AG +                                                                         8,645          659,662
  V.A. Technologie AG                                                                          7,885        1,000,178
                                                                                                           ----------
                                                                                                            1,659,840
                                                                                                           ----------

Brazil (2.3%)
  Panamerican Beverages Inc., Class A                                                         45,000        1,440,000
                                                                                                           ----------

Denmark (1.3%)
  International Service System A/S Class B                                                    36,665          825,714
                                                                                                           ----------

Chile (1.0%)
  Banco de A. Edwards ADR +                                                                   16,000          314,000
  Compania Telecomunication Chile SA ADR                                                       3,550          294,206
                                                                                                           ----------
                                                                                                              608,206
                                                                                                           ----------

Finland (2.4%)
  Metra Oy Class B                                                                            16,445          681,140
  Valmet Corp. Class A                                                                        33,200          825,073
                                                                                                           ----------
                                                                                                            1,506,213
                                                                                                           ----------

France (4.5%)
  Bouygues SA                                                                                  7,370          742,570
  Lagardere Groupe                                                                            50,800          933,824
  Total Cie Franc Des Petroles Class B                                                        16,085        1,085,802
  Total Petroles SA ADR                                                                        3,200          108,800
                                                                                                           ----------
                                                                                                            2,870,996
                                                                                                           ----------

Germany (2.9%)
  Adidas AG +                                                                                  5,400          284,765
  Adidas AG ADS +                                                                             13,300          349,790
  Deutsche Bank AG                                                                             4,476          212,341
  SGL Carbon AG +                                                                             12,317          960,992
                                                                                                           ----------
                                                                                                            1,807,888
                                                                                                           ----------

                 See Accompanying Notes to Financial Statements.
7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)
December 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES           VALUE
COMMON STOCK (CONT'D)
Hong Kong (4.4%)
  Citic Pacific Ltd.                                                                         439,200       $1,502,437
  HSBC Holdings PLC                                                                           12,800          193,689
  Jardine Matheson Holdings Ltd.                                                             131,200          898,720
  Jilin Chemical Industrial Co., Ltd. +                                                       47,200            9,767
  Jilin Chemical Industrial Co., Ltd. ADR +                                                    6,950          149,424
                                                                                                           ----------
                                                                                                            2,754,037
                                                                                                           ----------

India (2.1%)
  Hindalco Industries Ltd. GDR                                                                   300           10,239
  Reliance Industries Ltd. GDS                                                                96,185        1,346,590
                                                                                                           ----------
                                                                                                            1,356,829
                                                                                                           ----------

Indonesia (2.4%)
  P.T. Bank International Indonesia                                                           20,000           66,331
  P.T. Mulia Industrindo                                                                      64,500          182,148
  P.T. Semen Cibinong                                                                        215,000          536,559
  P.T. Semen Gresik                                                                           47,000          131,698
  P.T. Telekomunikasi Indonesia +                                                            101,500          133,319
  P.T. Telekomunikasi Indonesia ADR +                                                         14,200          358,550
  P.T. Tri Polyta Indonesia ADR                                                                8,200          112,750
                                                                                                           ----------
                                                                                                            1,521,355
                                                                                                           ----------

Israel (1.6%)
  Ampal-American Israel Corp. Class A                                                         15,500           81,375
  ECI Telecommunications Limited Designs                                                      40,450          922,766
                                                                                                           ----------
                                                                                                            1,004,141
                                                                                                           ----------

Japan (28.6%)
  Canon Inc.                                                                                  50,000          906,008
  Circle K Japan Co., Ltd. +                                                                  18,000          793,605
  Daibiru Corp.                                                                               15,000          170,058
  Daimaru Inc.                                                                                65,000          503,876
  DDI Corp.                                                                                      115          891,473
  Hankyu Realty                                                                               74,000          601,609
  Hitachi Ltd.                                                                                34,000          342,636
  Itochu Corp.                                                                                70,000          471,415
  Jusco Co.                                                                                   26,000          677,713
  Keyence Corp.                                                                                3,500          403,585
  Kirin Beverage Corp.                                                                        34,000          457,946
  Kyocera Corp.                                                                                7,000          520,252
  Mitsubishi Corp.                                                                            60,000          738,372
  Mitsubishi Estate Co., Ltd.                                                                 50,000          625,000
  Mitsubishi Heavy Industries Ltd.                                                           111,000          885,203
  NEC Corp.                                                                                   68,000          830,233

                 See Accompanying Notes to Financial Statements.
8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)
December 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES           VALUE
COMMON STOCK (CONT'D)
  Nikko Securities Co., Ltd.                                                                  58,000       $  747,481
  Nikon Corp.                                                                                 55,000          746,124
  Nippon Communication Systems Corp.                                                          30,000          316,860
  Nippon Telegraph & Telephone Corp.                                                              83          669,456
  Nitta Corp.                                                                                 18,000          279,070
  NTT Data Communications Systems Co.                                                             17          571,609
  Orix Corp.                                                                                  26,200        1,078,973
  Rohm Co., Ltd.                                                                               6,000          338,953
  Sony Corp.                                                                                  13,900          833,731
  TDK Corp.                                                                                   10,000          510,659
  Tokyo Electron Ltd.                                                                          7,000          271,318
  Uny Co., Ltd.                                                                               33,000          620,348
  Yokogawa Electric Corp.                                                                    106,000        1,002,480
  York-Benimaru Co., Ltd.                                                                      6,300          241,133
                                                                                                           ----------
                                                                                                           18,047,179
                                                                                                           ----------

Malaysia (0.1%)
  Westmont BHD                                                                                19,000           65,848
                                                                                                           ----------

Mexico (0.6%)
  Gruma SA de CV Class B +                                                                   125,500          353,682
                                                                                                           ----------

New Zealand (5.8%)
  Brierley Investments Ltd.                                                                1,544,800        1,221,528
  Fletcher Forestry                                                                          993,500        1,415,370
  Lion Nathan Ltd.                                                                           437,400        1,043,319
                                                                                                           ----------
                                                                                                            3,680,217
                                                                                                           ----------

Singapore (1.1%)
  DBS Land Ltd.                                                                               85,000          287,341
  Development Bank of Singapore Ltd.                                                          27,000          336,068
  IPC Corp., Ltd.                                                                            144,000           95,728
                                                                                                           ----------
                                                                                                              719,137
                                                                                                           ----------

South Korea (4.9%)
  Daewoo Electronics Co., Ltd.                                                                96,720        1,072,310
  Daewoo Electronics Co., Ltd. New                                                            16,000          175,326
  Hanil Bank                                                                                  25,000          288,204
  Inchon Iron & Steel Co., Ltd.                                                               27,950        1,059,340
  Samsung Electronics Co., Ltd. GDR                                                            4,545          438,592
  Ssangyong Investment & Securities Co., Ltd.                                                  5,500           99,265
                                                                                                           ----------
                                                                                                            3,133,037
                                                                                                           ----------

              See Accompanying Notes to Financial Statements.
9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)
December 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES           VALUE
COMMON STOCK (CONT'D)
Spain (3.3%)
  Banco de Santander ADR                                                                      24,800       $1,221,400
  Repsol SA ADR                                                                               25,900          851,463
                                                                                                           ----------
                                                                                                            2,072,863
                                                                                                           ----------

Sweden (1.7%)
  Asea AB Series B                                                                             3,742          364,281
  Astra AB Series B                                                                           18,135          718,743
                                                                                                           ----------
                                                                                                            1,083,024
                                                                                                           ----------

Switzerland (1.8%)
  Ciba Geigy AG                                                                                  130          114,430
  Ciba Geigy AG B                                                                              1,132          991,519
                                                                                                           ----------
                                                                                                            1,105,949
                                                                                                           ----------

Taiwan (4.2%)
  China Steel Corp.                                                                          791,000          631,965
  GP-Taiwan Index Fund +                                                                     600,000          489,000
  Phoenixtec Power Co., Ltd.                                                                  99,000          199,553
  Taiwan Semiconductor Manufacturing Co.                                                      15,000           47,002
  Ton Yi Industrial Corp.                                                                    424,560          558,590
  Yang Ming Marine Transport Corp.                                                           609,000          709,749
                                                                                                           ----------
                                                                                                            2,635,859
                                                                                                           ----------

Thailand (1.3%)
  Bangkok Bank Co., Ltd.                                                                      36,100          439,578
  Industrial Finance Corp. of Thailand                                                        36,000          122,483
  Ruam Pattana Fund II                                                                       212,500          128,954
  Thai Military Bank Ltd.                                                                     28,500          115,679
                                                                                                           ----------
                                                                                                              806,694
                                                                                                           ----------

United Kingdom (6.4%)
  British Air Authority PLC                                                                   84,950          639,436
  Cookson Group PLC                                                                          241,000        1,144,538
  Grand Metropolitan PLC                                                                     140,200        1,009,619
  Prudential Corp. PLC                                                                        68,000          437,974
  Reckitt & Colman PLC                                                                        45,350          501,833
  Takare PLC                                                                                 119,880          333,036
                                                                                                           ----------
                                                                                                            4,066,436
                                                                                                           ----------
TOTAL COMMON STOCK (Cost $57,786,508)                                                                      58,900,469
                                                                                                           ----------

            See Accompanying Notes to Financial Statements.
10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)
December 31, 1995
--------------------------------------------------------------------------------

COMMON STOCK (CONT'D)
                                                                                                 PAR         VALUE

ZERO COUPON BONDS (0.3%)

Taiwan
  President Enterprises, 07/22/01
    (Cost $204,404)                                                                        $ 160,000       $  210,400
                                                                                                           ----------

SHORT-TERM INVESTMENTS (6.4%)

 Repurchase agreement with State Street Bank & Trust Co., dated 12/29/95 at 5.40% to be repurchased at $4,062,436 on 01/02/96. (Collateralized by $3,515,000 U.S. Treasury Note
 at 7.50%, due 11/15/16, with a market value of $4,143,317.) (Cost $4,060,000)             4,060,000        4,060,000
                                                                                                           ----------

TOTAL INVESTMENTS (100.0%) (Cost $62,050,912*)                                                             $63,170,869
                                                                                                           ----------
                                                                                                           ----------

                            INVESTMENT ABBREVIATIONS

ADR    =    American Depository Receipt
ADS    =    American Depository Share
GDR    =    Global Depository Receipt
GDS    =    Global Depository Share

+ Non-income producing security.
* Cost for Federal income tax purposes is $62,063,294.

            See Accompanying Notes to Financial Statements.
11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS
December 31, 1995
--------------------------------------------------------------------------------

                                                                                                SHARES       VALUE
COMMON STOCK (93.4%)

BASIC INDUSTRIES

Aerospace & Defense (0.8%)
  BVR Technologies +                                                                            72,800    $   737,100
                                                                                                          -----------

Engineering & Construction (0.9%)
  Jacobs Engineering Group, Inc. +                                                              36,000        900,000
                                                                                                          -----------

Industrial Mfg. & Processing (0.7%)
  Stratasys, Inc. +                                                                             35,000        656,250
                                                                                                          -----------

Real Estate (1.1%)
  NHP Inc. +                                                                                    58,500      1,082,250
                                                                                                          -----------

CAPITAL GOODS

Capital Equipment (2.3%)
  Applied Power Inc. Class A                                                                    30,500        915,000
  Idex Corp.                                                                                    10,500        430,500
  Roper Industries, Inc.                                                                        23,900        878,325
                                                                                                          -----------
                                                                                                            2,223,825
                                                                                                          -----------

Computers (20.3%)
  Arbor Software Corp. +                                                                         5,500        259,875
  Auspex Systems, Inc. +                                                                        52,700        961,775
  BMC Software, Inc. +                                                                          18,000        769,500
  Checkfree Corp. +                                                                             32,000        688,000
  Clarify Inc. +                                                                                10,000        300,000
  Cognex Corp. +                                                                                62,000      2,154,500
  Continuum, Inc. +                                                                             36,800      1,453,600
  Davidson & Associates, Inc. +                                                                 43,800        963,600
  FileNet Corp. +                                                                               21,100        991,700
  Harbinger Corp. +                                                                             39,200        901,600
  Hyperion Software Corp. +                                                                     22,600        480,250
  Logic Works, Inc. +                                                                           15,200        190,000
  National Instruments Corp. +                                                                  41,500        840,375
  Network Appliance, Inc. +                                                                     20,000        802,500
  Network General Corp. +                                                                       32,000      1,068,000
  Platinum Technology, Inc. +                                                                   70,000      1,286,250
  Shared Medical Systems Corp.                                                                  22,800      1,239,750
  Spacetec IMC Corp. +                                                                          35,000        411,250
  Sync Research, Inc. +                                                                          5,000        226,250
  Synopsys, Inc. +                                                                              38,000      1,444,000
  System Software Associates, Inc.                                                              57,750      1,256,063
  Vantive Corp. +                                                                               16,500        371,250
  Wonderware Corp. +                                                                            38,000        650,750
                                                                                                          -----------
                                                                                                           19,710,838
                                                                                                          -----------

           See Accompanying Notes to Financial Statements.
12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1995
--------------------------------------------------------------------------------

                                                                                              SHARES         VALUE
COMMON STOCK (CONT'D)
Electronics (6.4%)
  Burr-Brown Corp. +                                                                            37,100    $   946,050
  ESS Technologies Inc. +                                                                        5,000        115,000
  Glenayre Technologies, Inc. +                                                                 25,500      1,587,375
  Maxim Integrated Products, Inc. +                                                             74,800      2,879,800
  Methode Electronics Inc. Class A                                                              48,000        684,000
                                                                                                          -----------
                                                                                                            6,212,225
                                                                                                          -----------

Office Equipment & Supplies (1.5%)
  Viking Office Products, Inc. +                                                                32,200      1,497,300
                                                                                                          -----------

CONSUMER

Business Services (10.4%)
  American Management Systems, Inc. +                                                           31,000        930,000
  Catalina Marketing Corp. +                                                                    13,300        834,575
  CDI Corp. +                                                                                   50,000        900,000
  Checkpoint Systems, Inc. +                                                                    23,900        893,263
  Copart, Inc. +                                                                                36,800        966,000
  DST Systems, Inc. +                                                                           31,000        883,500
  Fritz Companies Inc. +                                                                        22,600        937,900
  HPR Inc. +                                                                                     2,900         87,363
  Norrell Corp.                                                                                 20,900        613,937
  On Assignment, Inc. +                                                                         20,300        664,825
  QuickResponse Services, Inc. +                                                                44,300        814,013
  Solectron Corp. +                                                                             36,900      1,628,213
                                                                                                          -----------
                                                                                                           10,153,589
                                                                                                          -----------

Consumer Non-Durables (2.3%)
  Central Garden & Pet Co. +                                                                    87,000        826,500
  Nature's Sunshine Products, Inc.                                                              35,000        883,750
  Oakley, Inc. +                                                                                14,300        486,200
                                                                                                          -----------
                                                                                                            2,196,450
                                                                                                          -----------

Consumer Services (2.0%)
  DEVRY Inc. +                                                                                  26,700        720,900
  ITT Educational Services, Inc. +                                                              25,000        615,625
  Sylvan Learning Systems, Inc. +                                                               21,000        624,750
                                                                                                          -----------
                                                                                                            1,961,275
                                                                                                          -----------

Food, Beverages & Tobacco (0.7%)
  Manhattan Bagel Company +                                                                     40,000        720,000
                                                                                                          -----------

            See Accompanying Notes to Financial Statements.
13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1995
--------------------------------------------------------------------------------


                                                                                              SHARES         VALUE
COMMON STOCK (CONT'D)
Health Care (8.3%)
  EMCare Holdings, Inc. +                                                                       34,400    $   825,600
  Endosonics Corp. +                                                                            49,200        744,150
  HealthCare Compare Corp. +                                                                    20,600        896,100
  Health Management Systems Inc. +                                                              10,800        421,200
  Healthsource, Inc. +                                                                          24,400        878,400
  IDX Systems Corp. +                                                                           13,000        451,750
  Molecular Devices Corp. +                                                                    110,000      1,155,000
  National Surgical Centers, Inc. +                                                             17,000        391,000
  Quorum Health Group, Inc. +                                                                   16,300        358,600
  ThermoTrex Corp. +                                                                            20,000      1,000,000
  Total Renal Care Holdings +                                                                   20,000        590,000
  United Dental Care, Inc. +                                                                     8,000        330,000
                                                                                                          -----------
                                                                                                            8,041,800
                                                                                                          -----------

Leisure & Entertainment (0.5%)
  Family Golf Centers, Inc. +                                                                   25,000        456,250
                                                                                                          -----------

Lodging & Restaurants (1.9%)
  Doubletree Corp. +                                                                            38,300      1,005,375
  Renaissance Hotel Group NV +                                                                  35,000        892,500
                                                                                                          -----------
                                                                                                            1,897,875
                                                                                                          -----------

Pharmaceuticals (4.8%)
  Alpharma, Inc. Class A                                                                        35,000        914,375
  Gilead Sciences, Inc. +                                                                       60,000      1,920,000
  Medeva PLC ADR                                                                                64,500      1,096,500
  Ostex International, Inc. +                                                                   39,300        756,525
                                                                                                          -----------
                                                                                                            4,687,400
                                                                                                          -----------

Retail (4.2%)
  Borders Group, Inc. +                                                                         71,000      1,313,500
  Micro Warehouse Inc. +                                                                        24,200      1,046,650
  Neostar Retail Group, Inc. +                                                                  64,300        474,212
  PETsMART, Inc. +                                                                              41,800      1,295,800
                                                                                                          -----------
                                                                                                            4,130,162
                                                                                                          -----------

           See Accompanying Notes to Financial Statements.
14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1995
--------------------------------------------------------------------------------


                                                                                              SHARES         VALUE
COMMON STOCK (CONT'D)
ENERGY AND RELATED

Energy (3.9%)
  Barrett Resources Corp. +                                                                     31,300    $   919,437
  Brown (Tom), Inc. +                                                                           61,600        900,900
  Cairn Energy USA, Inc. +                                                                      59,700        835,800
  Texas Meridian Resources Corp. +                                                              82,200      1,119,975
                                                                                                          -----------
                                                                                                            3,776,112
                                                                                                          -----------

Oil Services (4.3%)
  Input/Output, Inc. +                                                                          27,600      1,593,900
  Nabors Industries, Inc. +                                                                     79,400        883,325
  Petroleum Geo Services ADR +                                                                  42,200      1,055,000
  Pogo Producing Co.                                                                            25,000        706,250
                                                                                                          -----------
                                                                                                            4,238,475
                                                                                                          -----------

FINANCE

Banks & Savings & Loans (2.4%)
  Banco Latinoamericano de Exportaciones SA Class E                                             15,600        725,400
  Cullen Frost Bankers, Inc.                                                                    15,300        765,000
  Great Financial Corp.                                                                         35,700        838,950
                                                                                                          -----------
                                                                                                            2,329,350
                                                                                                          -----------

Financial Services (5.8%)
  Aames Financial Corp.                                                                         26,800        747,050
  Capmac Holdings Inc. +                                                                        25,000        628,125
  Penncorp Financial Group, Inc.                                                                22,000        646,250
  Sirrom Capital Corp.                                                                          37,200        702,150
  Transactions Systems Architects, Inc. Class A +                                                2,000         67,500
  T. Rowe Price Associates, Inc.                                                                18,000        886,500
  United Companies Financial Corp.                                                              44,900      1,184,237
  Vesta Insurance Group Inc.                                                                    15,100        822,950
                                                                                                          -----------
                                                                                                            5,684,762
                                                                                                          -----------

MEDIA

Communications & Media (1.9%)
  Central European Media Enterprises Ltd. Class A +                                             58,100      1,191,050
  Harte-Hanks Communications Inc.                                                               34,850        688,288
                                                                                                          -----------
                                                                                                            1,879,338
                                                                                                          -----------

Publishing (1.1%)
  Scholastic Corp. +                                                                            14,300      1,111,825
                                                                                                          -----------

           See Accompanying Notes to Financial Statements.
15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1995
--------------------------------------------------------------------------------


                                                                                              SHARES         VALUE
COMMON STOCK (CONT'D)
Telecommunications & Equipment (4.0%)
  Allen Group, Inc.                                                                             37,000    $   827,875
  Network Equipment Technologies, Inc. +                                                        31,700        867,787
  Objective Systems Integrator +                                                                 6,500        355,875
  Paging Network, Inc. +                                                                        49,500      1,206,562
  Stratacom, Inc. +                                                                              8,100        595,350
                                                                                                          -----------
                                                                                                            3,853,449
                                                                                                          -----------

Transportation (0.9%)
  Mark VII Inc. +                                                                               53,400        827,700
                                                                                                          -----------
TOTAL COMMON STOCK (Cost $79,082,582)                                                                      90,965,600
                                                                                                          -----------


                                                                                               PAR
                                                                                            ----------
SHORT-TERM INVESTMENTS (5.9%)
  Repurchase agreement with State Street Bank & Trust Co., dated 12/29/95 at 5.40% to be repurchased at $5,778,465 on 01/02/96. (Collateralized by $5,710,000 U.S. Treasury Note
  at 6.00%, due 08/31/97, with a market value of $5,891,641.) (Cost $5,775,000)             $5,775,000      5,775,000
                                                                                                          -----------
TOTAL INVESTMENTS AT VALUE (99.3%) (Cost $84,857,582*)                                                     96,740,600
OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)                                                                  704,314
                                                                                                          -----------
NET ASSETS (100.0%) (applicable to 7,791,765 shares outstanding)                                          $97,444,914
                                                                                                          -----------
                                                                                                          -----------
NET ASSET VALUE, offering and redemption price per share                                                       $12.51

+ Non-income producing security.

* Cost for Federal income tax purposes is $84,989,331.

           See Accompanying Notes to Financial Statements.
16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------

ASSETS

     Investments at value (Cost $62,050,912)                                                          $63,170,869
     Receivable for Portfolio shares sold                                                               3,898,943
     Foreign currency (Cost $234,121)                                                                     234,128
     Receivable for investment securities sold                                                            214,472
     Receivable for unrealized gain on forward contracts (Note 4)                                         212,261
     Deferred organizational costs (Note 1)                                                                55,816
     Dividends, interest and foreign taxes receivable                                                      51,478
                                                                                                      -----------
          Total assets                                                                                 67,837,967
                                                                                                      -----------

LIABILITIES

     Payable for investment securities purchased                                                        3,092,677
     Accrued expenses                                                                                     148,055
     Payable for Portfolio shares redeemed                                                                    517
     Other liabilities                                                                                     59,850
                                                                                                      -----------
          Total liabilities                                                                             3,301,099
                                                                                                      -----------

NET ASSETS applicable to 6,058,621 shares outstanding                                                 $64,536,868
                                                                                                      -----------
                                                                                                      -----------

NET ASSET VALUE, offering and redemption price per share
  ($64,536,868[div]6,058,621)                                                                              $10.65

           See Accompanying Notes to Financial Statements.
17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST
STATEMENTS OF OPERATIONS
For the Period Ended December 31, 1995
--------------------------------------------------------------------------------

                                                                                    For the Period June 30, 1995
                                                                                    (Commencement of Operations)
                                                                                     through December 31, 1995
                                                                              ----------------------------------------
                                                                              International Equity     Small Company
                                                                                   Portfolio          Growth Portfolio
                                                                              --------------------    ----------------
INVESTMENT INCOME:
     Dividends                                                                     $  166,997           $     56,873
     Interest                                                                          84,104                159,881
     Foreign taxes withheld                                                           (20,004)                     0
                                                                              --------------------    ----------------
          Total investment income                                                     231,097                216,754
                                                                              --------------------    ----------------
EXPENSES:
     Investment advisory                                                              120,130                218,618
     Administrative services                                                           26,429                 48,582
     Audit                                                                             12,500                  9,000
     Custodian                                                                         51,905                 30,905
     Legal                                                                              5,000                  7,500
     Organizational                                                                     6,258                  6,249
     Printing                                                                           9,946                  5,000
     Registration                                                                      25,345                 33,300
     Transfer agent                                                                     6,194                  3,759
     Trustees                                                                           1,625                  1,625
     Miscellaneous                                                                        500                    500
                                                                              --------------------    ----------------
                                                                                      265,832                365,038
     Less: fees waived and expenses reimbursed                                        (92,844)               (61,402)
                                                                              --------------------    ----------------
          Total expenses                                                              172,988                303,636
                                                                              --------------------    ----------------
            Net investment income (loss)                                               58,109                (86,882)
                                                                              --------------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:

     Net realized loss from security transactions                                     (66,288)              (791,236)
     Net realized gain from foreign currency related items                            179,901                      0
     Net change in unrealized appreciation from investments and foreign
       currency related items                                                       1,335,993             11,883,018
                                                                              --------------------    ----------------
            Net realized and unrealized gain from investments and foreign
               currency related items                                               1,449,606             11,091,782
                                                                              --------------------    ----------------

            Net increase in net assets resulting from operations                   $1,507,715           $ 11,004,900
                                                                              --------------------    ----------------
                                                                              --------------------    ----------------

            See Accompanying Notes to Financial Statements.
18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    For the Period June 30, 1995
                                                                                    (Commencement of Operations)
                                                                                     through December 31, 1995
                                                                              ----------------------------------------
                                                                              International Equity     Small Company
                                                                                   Portfolio          Growth Portfolio
                                                                              --------------------    ----------------

FROM OPERATIONS:
     Net investment income (loss)                                                 $     58,109          $    (86,882)
     Net realized loss from security transactions                                      (66,288)             (791,236)
     Net realized gain from foreign currency related items                             179,901                     0
     Net change in unrealized appreciation from investments and foreign
       currency related items                                                        1,335,993            11,883,018
                                                                              --------------------    ----------------
          Net increase in net assets resulting from operations                       1,507,715            11,004,900
                                                                              --------------------    ----------------
FROM DISTRIBUTIONS:
     Dividends from net investment income                                              (58,109)                    0
     Distributions in excess of net investment income                                 (327,277)                    0
                                                                              --------------------    ----------------
          Net decrease from distributions                                             (385,386)                    0
                                                                              --------------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from sale of shares                                                   63,501,464           101,359,554
     Reinvested dividends                                                              385,386                     0
     Net asset value of shares redeemed                                               (522,311)          (14,969,540)
                                                                              --------------------    ----------------
          Net increase in net assets from capital share transactions                63,364,539            86,390,014
                                                                              --------------------    ----------------
          Net increase in net assets                                                64,486,868            97,394,914
NET ASSETS:
     Beginning of period                                                                50,000                50,000
                                                                              --------------------    ----------------
     End of period                                                                $ 64,536,868          $ 97,444,914
                                                                              --------------------    ----------------
                                                                              --------------------    ----------------

           See Accompanying Notes to Financial Statements.
19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                                  For the Period
                                                                                                  June 30, 1995
                                                                                                 (Commencement of
                                                                                               Operations) through
                                                                                                December 31, 1995
                                                                                               --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $  10.00
                                                                                                   ----------
     Income from Investment Operations:

     Net Investment Income                                                                                .03
     Net Gain on Securities and Foreign Currency Related Items
       (both realized and unrealized)                                                                     .70
                                                                                                   ----------

          Total from Investment Operations                                                                .73
                                                                                                   ----------
     Less Distributions:

     Dividends from Net Investment Income                                                                (.01)
     Distributions in Excess of Net Investment Income                                                    (.07)
                                                                                                   ----------

          Total Distributions                                                                            (.08)
                                                                                                   ----------

NET ASSET VALUE, END OF PERIOD                                                                       $  10.65
                                                                                                   ----------
                                                                                                   ----------

Total Return                                                                                             7.30%+

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                     $ 64,537

Ratios to average daily net assets:
     Operating expenses                                                                                  1.44%*
     Net investment income                                                                                .48%*
     Decrease reflected in above operating expense ratio due
       to waivers/reimbursements                                                                          .77%*

Portfolio Turnover Rate                                                                                 16.49%*

*  Annualized
+  Non-annualized.

           See Accompanying Notes to Financial Statements.
20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST  --  SMALL COMPANY GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                                  For the Period
                                                                                                  June 30, 1995
                                                                                                 (Commencement of
                                                                                               Operations) through
                                                                                                December 31, 1995
                                                                                               --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $  10.00
                                                                                                   ----------
     Income from Investment Operations:

     Net Investment Loss                                                                                 (.01)
     Net Gain on Securities (both realized and unrealized)                                               2.52
                                                                                                   ----------

          Total from Investment Operations                                                               2.51
                                                                                                   ----------
     Less Distributions:

     Dividends from Net Investment Income                                                                 .00
     Distributions from Capital Gains                                                                     .00
                                                                                                   ----------

          Total Distributions                                                                             .00
                                                                                                   ----------

NET ASSET VALUE, END OF PERIOD                                                                       $  12.51
                                                                                                   ----------
                                                                                                   ----------

Total Return                                                                                            25.10%+

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                     $ 97,445

Ratios to average daily net assets:
     Operating expenses                                                                                  1.25%*
     Net investment loss                                                                                 (.36)%*
     Decrease reflected in above operating expense ratio due
       to waivers/reimbursements                                                                          .25%*

Portfolio Turnover Rate                                                                                 67.57%*

*  Annualized
+  Non-annualized.

           See Accompanying Notes to Financial Statements.
21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     Warburg Pincus Trust (the 'Trust') is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers two investment funds (the 'Portfolios'): International Equity Portfolio is a diversified investment fund that seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers; Small Company Growth Portfolio is a non-diversified investment fund that seeks capital appreciation by investing in equity securities of small-sized domestic companies. Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (a) life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts and (b) tax-qualified pension and retirement plans ('Plans'), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants.

     The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and ask prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Trust's governing Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

     The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     Security transactions are accounted for on trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1995
--------------------------------------------------------------------------------

     No provision is made for Federal income taxes as it is each Portfolio's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Costs incurred by the Portfolios in connection with their organization have been deferred and are being amortized over a period of five years from the date each Portfolio commenced its operations.

     The Portfolios may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Portfolio's possession. At December 31, 1995, the International Equity Portfolio and the Small Company Growth Portfolio had $4,060,000 and $5,775,000, respectively, invested in repurchase agreements.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Warburg'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Portfolio's investment adviser. For its investment advisory services, the International Equity Portfolio and the Small Company Growth Portfolio pay Warburg a fee calculated at an annual rate of 1.00% and .90%, respectively, of each Portfolio's average daily net assets. For the period ended December 31, 1995, investment advisory fees, waivers and reimbursements were as follows:

                                         GROSS                       NET            EXPENSE
             PORTFOLIO                ADVISORY FEE    WAIVER     ADVISORY FEE    REIMBURSEMENTS
-----------------------------------   ------------    -------    ------------    --------------
International Equity                    $120,130      $47,206      $ 72,924         $ 39,973
Small Company Growth                     218,618       47,601       171,017            8,512

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Portfolio's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Portfolio's average daily net assets. For the period ended December 31, 1995, administrative services fees earned by CFSI were as follows:

                     PORTFOLIO                        CO-ADMINISTRATION FEE
---------------------------------------------------   ---------------------
International Equity                                         $12,013
Small Company Growth                                          24,291

     For its administrative services, PFPC currently receives a fee calculated at an annual rate of .10% of the average daily net assets of the Small Company Growth Portfolio. For the International Equity Portfolio, PFPC currently receives a fee calculated at an annual rate of .12% on the Portfolio's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net
assets   and   .05%   of    the   average   daily    net   assets   over    $750

                                                                      23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1995
--------------------------------------------------------------------------------
million. For the period ended December 31, 1995, administrative service fees earned and waived by PFPC were as follows:

                                                                                    NET
              PORTFOLIO                 CO-ADMINISTRATION FEE    WAIVER    CO-ADMINISTRATION FEE
-------------------------------------   ---------------------    ------    ---------------------
International Equity                           $14,416           $5,665           $ 8,751
Small Company Growth                            24,291            5,289            19,002

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as each Portfolio's distributor. No compensation is paid by the Portfolios to CSI for distribution services.

3. INVESTMENT IN SECURITIES

     For the period ended December 31, 1995, purchases and sales of investment securities (excluding short-term investments) were as follows:

                           PORTFOLIO                               PURCHASES        SALES
---------------------------------------------------------------   -----------    -----------

International Equity                                              $60,011,892    $ 1,953,019
Small Company Growth                                               95,138,849     15,265,032

     At December 31, 1995, the net unrealized appreciation from investments for those securities having an excess value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                                  NET UNREALIZED
                                                   UNREALIZED      UNREALIZED      APPRECIATION
                   PORTFOLIO                      APPRECIATION    DEPRECIATION    (DEPRECIATION)
-----------------------------------------------   ------------    ------------    --------------

International Equity                              $  2,878,321    $ (1,770,746)    $  1,107,575
Small Company Growth                                13,903,171      (2,151,902)      11,751,269

4. FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolios will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted daily by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until the contract settlement date. At December 31, 1995, the International Equity Portfolio had the following open forward currency contracts:

24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1995
--------------------------------------------------------------------------------

4. FORWARD FOREIGN CURRENCY CONTRACTS (CONT'D)

                                      FOREIGN                                          UNREALIZED
FORWARD CURRENCY     EXPIRATION      CURRENCY        CONTRACT        CONTRACT       FOREIGN EXCHANGE
    CONTRACT            DATE        TO BE SOLD        AMOUNT           VALUE          GAIN (LOSS)
-----------------    ----------     -----------     -----------     -----------     ----------------
French Francs         03/21/96        8,350,000     $ 1,703,213     $ 1,707,881         $ (4,668)
French Francs         03/21/96        4,468,500         900,000         913,972          (13,972)
Japanese Yen          03/21/96      351,750,000       3,500,000       3,449,206           50,794
Japanese Yen          03/21/96      257,898,000       2,650,000       2,528,908          121,092
Japanese Yen          03/21/96      178,000,000       1,752,831       1,745,440            7,391
Japanese Yen          03/21/96      110,937,100       1,100,567       1,087,832           12,735
Japanese Yen          03/21/96       14,905,900         148,170         146,165            2,005
Japanese Yen          09/18/96       51,111,500         550,000         513,116           36,884
                                                    -----------     -----------     ----------------
                                                    $12,304,781     $12,092,520         $212,261
                                                    -----------     -----------     ----------------
                                                    -----------     -----------     ----------------

5. CAPITAL SHARE TRANSACTIONS
     The International Equity Portfolio and the Small Company Growth Portfolio are each authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share.
     Transactions in shares of each Portfolio were as follows:

                                                                          For the Period June 30, 1995
                                                                          (Commencement of Operations)
                                                                           through December 31, 1995
                                                                    ----------------------------------------
                                                                    International Equity     Small Company
                                                                         Portfolio          Growth Portfolio
                                                                    --------------------    ----------------
Shares sold                                                                6,066,626             9,104,528
Shares issued to shareholders on reinvestment of dividends                    37,056                     0
Shares redeemed                                                              (50,061)           (1,317,763)
Net increase in shares outstanding                                         6,053,621             7,786,765

6. NET ASSETS
     Net assets at December 31, 1995, consisted of the following:

                                                                    International Equity     Small Company
                                                                         Portfolio          Growth Portfolio
                                                                    --------------------    ----------------
Capital contributed, net                                                $ 63,414,539          $ 86,353,132
Accumulated net investment loss                                             (147,376)                    0
Accumulated net realized loss from security transactions                     (66,288)             (791,236)
Net unrealized appreciation from investments and foreign currency
  related items                                                            1,335,993            11,883,018
                                                                    --------------------    ----------------
Net assets                                                              $ 64,536,868          $ 97,444,914
                                                                    --------------------    ----------------
                                                                    --------------------    ----------------

7. CAPITAL LOSS CARRYOVER
     At December 31, 1995, the International Equity Portfolio and the Small Company Growth Portfolio had capital loss carryovers of $53,906 and $659,487, respectively, expiring in 2003 to offset possible future capital gains of each Portfolio.

                                                                      25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS TRUST
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Warburg Pincus Trust:

We have audited the accompanying statement of assets and liabilities including the schedule of investments of the International Equity Portfolio and the accompanying statement of net assets of the Small Company Growth Portfolio of the Warburg Pincus Trust (the 'Trust') as of December 31, 1995, and the related statements of operations, changes in net assets and the financial highlights for the period from June 30, 1995 (commencement of operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each portfolio of the Warburg Pincus Trust as of December 31, 1995, and the results of their operations, the changes in their net assets and their financial highlights for the period from June 30, 1995 (commencement of operations) through December 31, 1995, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 13, 1996

26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 INVESTMENT ADVISER

Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue
New York, New York 10017-3147

 DISTRIBUTOR

Counsellors Securities Inc.
466 Lexington Avenue
New York, New York 10017-3147

 TRANSFER AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
--------------------------------------------------------------------------------

WARBURG PINCUS FUNDS
P.O. BOX 9030
BOSTON, MASSACHUSETTS 02205-9030

PROSPECTUSES
1-800-369-2728

WPTRU-2-1295

                 [WARBURG PINCUS FUNDS LOGO]

ANNUAL REPORT

                               DECEMBER 31, 1995

   WARBURG PINCUS TRUST
      [ ] INTERNATIONAL EQUITY PORTFOLIO
      [ ] SMALL COMPANY GROWTH PORTFOLIO

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                   SUBJECT TO COMPLETION, DATED MARCH 1, 1996



                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 1996

                              WARBURG PINCUS TRUST

                         Small Company Growth Portfolio

                 P.O. Box 9030, Boston, Massachusetts 02205-9030
                      For information, call (800) 888-6878


                                    Contents

                                                                Page

Investment Objectives........................................      2
Investment Policies..........................................      2
Management of the Trust......................................     23
Additional Purchase and Redemption Information...............     29
Additional Information Concerning Taxes......................     29
Determination of Performance.................................     32
Independent Accountants and Counsel..........................     33
Miscellaneous................................................     33
Financial Statements.........................................     33
Appendix -- Description of Ratings...........................    A-1
Annual Report and Report of Independent Accountants..........    A-3


                  This Statement of Additional Information is meant to be read in conjunction with the Prospectus of Warburg Pincus Trust (the "Trust"), dated March 1, 1996, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. The Trust currently offers two managed investment funds, one of which, the Small Company Growth Portfolio (the "Portfolio"), is described in this Statement of Additional Information. Shares of the Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (together "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Portfolio should be made solely upon the information contained herein. Copies of the Trust's Prospectus and information regarding the Portfolio's current performance may be obtained by calling the Trust at (800) 886-6878 or by writing to the Trust, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                              INVESTMENT OBJECTIVES

                  The investment objective of the Small Company Growth Portfolio is capital growth.


                               INVESTMENT POLICIES

                  The following policies supplement the descriptions of the Portfolio's investment objective and policies in the Prospectus.

Options, Futures and Currency Exchange Transactions

                  Securities Options. The Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

                  The Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Portfolio as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

                  In the case of options written by the Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the

Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which the Portfolio may write covered call options. For example, if the Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by the Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolio may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Portfolio's investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Portfolio's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Portfolio would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust or the Portfolio and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Portfolio will be able to purchase on a particular security.

                  Stock Index Options. The Portfolio may purchase and write exchange-listed and OTC put and call options on stock indexes. The aggregate value of the securities underlying the options on stock indexes written by the Portfolio, determined as of the date the options are sold, when added to the value of the securities underlying the options on securities written by the Portfolio, may not exceed 25% of the Portfolio's net assets. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options  on stock  indexes  are  similar  to  options on stock except that (i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. The Portfolio may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

                  Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the

Portfolio originally wrote the option. Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

                  Futures Activities. The Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

                  The Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Portfolio's policies. Although the Portfolio is limited in the amount of assets it may invest in futures transactions (as described above and in the Prospectus), there is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities. The ability of the Portfolio to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by the Portfolio upon entering into a futures contract. Instead, the Portfolio is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolio will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolio intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

                  Options on Futures Contracts. The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of the Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.
Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Currency Options. The Portfolio may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. The Portfolio's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, the Portfolio may purchase currency put options. If the value of the currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

                  In hedging transactions based on an index, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

                  The Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Portfolio of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectus, the Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Portfolio on securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid high-grade debt securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

                  For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Investment Practices

                  Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.

                  Foreign Currency Exchange. Since the Portfolio may be investing in securities denominated in currencies other than the U.S. dollar, and since the Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by the Portfolio with respect to its foreign investments. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Transactions" above.

                  Information. The majority of the foreign securities held by the Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

                  Political Instability. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those countries.

                  Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Portfolio to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on the Portfolio's liquidity, the Portfolio will avoid investing in countries which are known to experience settlement delays which may expose the Portfolio to unreasonable risk of loss.

                  General. In general, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

         U.S. Government Securities. The Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

         Securities of Other Investment Companies. The Portfolio may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and
(iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

         Lending of Portfolio Securities. The Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 20% of the Portfolio's total assets taken at value. The Portfolio will not lend portfolio securities to affiliates of Warburg unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

         By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not an investment objective of the Portfolio, income received could be used to pay the Portfolio's expenses and would increase its total return. The Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time;
(iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

         When-Issued Securities and Delayed-Delivery Transactions. The Portfolio may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the
normal   settlement  date  at  a  stated  price  and  yield).   When-issued
transactions normally settle within 30-45 days. The Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to
fluctuations in  the  value  of   securities   purchased   or  sold  on  a
when-issued   or delayed-delivery  basis, the yields obtained on such
securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

         When the Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. government securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         American, European and Continental Depositary Receipts. The assets of the Portfolio may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

         Short Sales "Against the Box." In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Portfolio may engage in a short sale if at the time of the short sale the Portfolio owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities.

These securities constitute the Portfolio's long position. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for such short sales at any one time.

         The Portfolio does not intend to engage in short sales against the box for investment purposes. The Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for
purposes  of  satisfying  certain  tests  applicable  to  regulated   investment
companies under the Code. In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

         Warrants. The Portfolio may invest up to 5% of net assets in warrants, provided that not more than 2% of net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

         Non-Publicly Traded and Illiquid Securities. The Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Warburg will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board. In reaching liquidity decisions, Warburg may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Borrowing. The Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. The Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

         Special Situation Companies. The Portfolio's investments involves considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general.

         The Portfolio may invest in the securities of "special situation companies" involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. The Portfolio believes, however, that if Warburg analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Portfolio may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time the Portfolio makes its investment will be consummated under the terms and within the time period contemplated.

         Non-Diversified Status. The Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.


Other Investment Limitations

         The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 16 may be changed by a vote of the Board at any time.

         The Portfolio may not:

         1. Borrow money except that the Portfolio may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 30% of the value of the Portfolio's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

         2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

         3. Make loans, except that the Portfolio may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

         4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

         5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

         6. Make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

         7. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

         8. Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

         9. Issue any senior security except as permitted in these investment limitations.

         10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

         12. Invest more than 15% of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

         13. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

         14. Purchase or retain securities of any company if, to the knowledge of the Trust, any of the Portfolio's officers or Trustees or any officer or director of Warburg individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

         15. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets.

         16. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

         General. Certain other non-fundamental investment limitations are currently required by one or more states in which shares of the Portfolio are sold. These may be more restrictive than the limitations set forth above. Should the Portfolio determine that any such commitment is no longer in the best interest of the Portfolio and its shareholders, the Portfolio will revoke the commitment by terminating the sale of Portfolio shares in the state involved. In addition, the relevant state may change or eliminate its policy regarding such investment limitations. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

Portfolio Valuation

         The Prospectus discusses the time at which the net asset value of the Portfolio is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Portfolio in valuing its assets.

         Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to debt obligations with 60 days or less remaining to maturity. In determining the market value of portfolio investments, the Portfolio may employ outside organizations (a "Pricing Service") which may use a matrix formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Portfolio will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

         Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Portfolios' calculation of net asset value, in which case an adjustment may be made by the Board or its delegates. All assets and liabilities initially expressed in foreign currency values will be converted into U.S.
dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

         Warburg is responsible for establishing, reviewing and, where necessary, modifying the Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in
over-the-counter   markets  includes  an undisclosed  commission or mark-up.
U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

         Warburg will select specific portfolio investments and effect transactions for the Portfolio and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Portfolio and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Portfolio. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreements with the Trust are not reduced by reason of its receiving any brokerage and research services.

         During the fiscal period ended December 31, 1995, the Trust, on behalf of the Portfolio, paid an aggregate of approximately $94,028 in commissions to broker-dealers for execution of portfolio transactions.

         Investment decisions for the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as the Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Portfolio. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold for the Portfolio. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

         Any portfolio transaction for the Portfolio may be executed through Counsellors Securities Inc., the Trust's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Portfolio a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies.

         Transactions for the Portfolio may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

         The Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Portfolio will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

Portfolio Turnover

         The Portfolio does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities. The Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

         Certain practices that may be employed by the Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. The Portfolio's investment in special situation companies could result in high portfolio turnover. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Portfolio may be higher than mutual funds having a similar objective that do not invest in special situation companies.


                             MANAGEMENT OF THE TRUST

Officers and Board of Trustees

         The names (and ages) of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard N. Cooper (61)...................................Trustee
Room 7E47OHB                                             Professor at Harvard University;
Central Intelligence Agency                              Director or Trustee of Circuit
930 Dolly Madison Blvd.                                  City Stores, Inc. (retail electronics and
McClain, Virginia 22107                                  appliances) and Phoenix Home Life Insurance Co.

Donald J. Donahue (71)...................................Trustee
99 Indian Field Road                                     Chairman of Magma Copper Company since
Greenwich, Connecticut 06830                                January 1987; Director or Trustee of GEV
                                                         Corporation and Signet Star Reinsurance Company; Chairman
                                                         and Director of NAC Holdings from September 1990-June
                                                         1993.

Jack W. Fritz (68).......................................Trustee
2425 North Fish Creek Road                               Private investor; Consultant
P.O. Box 483                                             and Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014                                    Fritz Communications (developers and operators of radio
                                                         stations); Director of Advo, Inc. (direct mail
                                                         advertising).

John L. Furth* (65)......................................Chairman of the Board and Trustee
466 Lexington Avenue                                     Vice Chairman and Director of EMW;




New York, New York 10017-3147                                 Associated with E.M. Warburg, Pincus & Co., Inc.
                                                         ("EMW") since 1970; Officer of other investment
                                                         companies advised by Warburg.

Thomas A. Melfe (63).....................................Trustee
30 Rockefeller Plaza                                     Partner in the law firm of
New York, New York 10112                                 Donovan Leisure Newton & Irvine; Director of Municipal
                                                         Fund for New York Investors, Inc.

Arnold M. Reichman* (47).................................Trustee and President
466 Lexington Avenue                                     Managing Director and Assistant
New York, New York 10017-3147                            Secretary of
                                                         EMW;   Associated  with
                                                         EMW since 1984;  Senior
                                                         Vice         President,
                                                         Secretary   and   Chief
                                                         Operating   Officer  of
                                                         Counsellors Securities;
                                                         Officer     of    other
                                                         investment    companies
                                                         advised by Warburg.

Alexander B. Trowbridge (66).............................Trustee
1317 F Street, N.W.                                      President of Trowbridge Partners, Inc.
Suite 500                                                (business consulting) from January 1990-
Washington, DC 20004                                     January 1994; President of the National Association of
                                                         Manufacturers from 1980-1990; Director or Trustee of New
                                                         England Mutual Life Insurance Co., ICOS Corporation
                                                         (biopharmaceuticals), P.H.H. Corporation (fleet auto
                                                         management; housing and plant relocation service), WMX
                                                         Technologies Inc. (solid and hazardous waste collection
                                                         and disposal), The Rouse Company (real estate
                                                         development), SunResorts International Ltd. (hotel and
                                                         real estate management), Harris Corp. (electronics and
                                                         communications equipment), The Gillette Co. (personal
                                                         care products) and Sun Company Inc. (petroleum refining
                                                         and marketing).

__________________________
*   Indicates a Trustee who is an "interested person" of the Trust as defined in the 1940
    Act.



Eugene L. Podsiadlo (38).................................Senior Vice President
466 Lexington Avenue                                     Managing Director of EMW; Associated with
New York, New York 10017-3147                            EMW since 1991; Vice President of Citibank, N.A. from
                                                         1987-1991;  Senior Vice
                                                         President            of
                                                         Counsellors  Securities
                                                         and  other   investment
                                                         companies   advised  by
                                                         Warburg.

Stephen Distler (42).....................................Vice President and Chief Financial Officer
466 Lexington Avenue                                     Managing Director, Controller and Assistant
New York, New York 10017-3147                            Secretary of EMW; Associated with EMW since 1984;
                                                         Treasurer            of
                                                         Counsellors Securities;
                                                         Vice         President,
                                                         Treasurer   and   Chief
                                                         Accounting  Officer  or
                                                         Vice    President   and
                                                         Chief Financial Officer
                                                         of   other   investment
                                                         companies   advised  by
                                                         Warburg.

Eugene P. Grace (44).....................................Vice President and Secretary
466 Lexington Avenue                                     Associated with EMW since April 1994;
New York, New York 10017-3147                            Attorney-at-law from September 1989-April 1994; life
                                                         insurance   agent,  New
                                                         York   Life   Insurance
                                                         Company from 1993-1994;
                                                         General   Counsel   and
                                                         Secretary,  Home  Unity
                                                         Savings    Bank    from
                                                         1991-1992;         Vice
                                                         President   and   Chief
                                                         Compliance  Officer  of
                                                         Counsellors Securities;
                                                         Vice    President   and
                                                         Secretary    of   other
                                                         investment    companies
                                                         advised by Warburg.

Howard Conroy (42).......................................Vice President, Treasurer and Chief
466 Lexington Avenue                                     Accounting Officer
New York, New York 10017-3147                            Associated with EMW since 1992; Associated with Martin
                                                         Geller, C.P.A. from 1990-1992; Vice President, Finance
                                                         with Gabelli/Rosenthal & Partners, L.P. until 1990; Vice
                                                         President, Treasurer and Chief Accounting Officer of
                                                         other investment companies advised by Warburg.

Karen Amato (32).........................................Assistant Secretary
466 Lexington Avenue                                     Associated with EMW since 1987; Assistant
New York, New York 10017-3147                            Secretary of other investment companies advised by
                                                         Warburg.


                  No employee of Warburg or PFPC Inc., the Trust's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. Each Trustee who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500 and $250 for each meeting of the Board attended by him for his services as Trustee and is reimbursed for expenses incurred in connection with his attendance at Board meetings.


Trustees' Compensation
(estimated for the fiscal year ended December 31, 1996)


                                                           Total                   Total Compensation from
      Name of Director                               Compensation from             all Investment Companies
                                                           Trust                      Managed by Warburg


John L. Furth                                             None**                            None**

Arnold M. Reichman                                        None**                            None**

Richard N. Cooper                                         $1,500                           $42,500

Donald J. Donahue                                         $1,500                           $42,500

Jack W. Fritz                                             $1,500                           $42,500

Thomas A. Melfe                                           $1,500                           $42,500

Alexander B. Trowbridge                                   $1,500                           $42,500

--------------------------

+        Estimates of future payments to be made pursuant to existing arrangements.

*        Each Trustee also serves as a Director or Trustee of 17 other investment companies advised by Warburg.

**       Mr. Furth and Mr. Reichman are considered to be interested persons of the Trust and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receive no compensation from the Trust or any other investment company managed by Warburg.

         As of January 31, 1996, no Trustees or officers of the Trust owned any of the outstanding shares of the Portfolio.

Portfolio Managers

                  Ms. Elizabeth B. Dater, co-portfolio manager of the Portfolio, is also co-portfolio manager of Warburg Pincus Emerging Growth Fund, manages a post-venture capital fund and is the former director of research for Warburg's investment management activities. Prior to joining Warburg in 1978, she was a vice president of Research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's "Wall Street Week" since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

                  Mr. Stephen J. Lurito, co-portfolio manager of the Portfolio, is also co-portfolio manager of Warburg, Pincus Emerging Growth Fund. Mr. Lurito, also the research coordinator and a portfolio manager for micro-cap equity and post-venture products, has been with Warburg since 1987. Prior to that he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and a M.B.A. from the University of Pennsylvania.


Investment Adviser and Co-Administrators

                  Warburg serves as investment adviser to the Portfolio, Counsellors Funds Service, Inc. ("Counsellors Service") serves as a co-administrator to the Trust and PFPC serves as a co-administrator to the Trust pursuant to separate written agreements (the "Advisory Agreements," the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). The services provided by, and the fees payable by the Trust to, Warburg under the Advisory Agreements, Counsellors Service under the Counsellors Service Co-Administration Agreements and PFPC under the PFPC Co-Administration Agreements are described in the Prospectus.

                  During the fiscal period ended December 31, 1996, Warburg earned $218,618 in investment advisory fees with respect to the Portfolio. Warburg voluntarily waived $47,601 of such fees and reimbursed $8,512 in expenses. Counsellors Service earned $24,291 in co-administration fees with respect to the Portfolio. PFPC received $24,291 in co-administration fees with respect to the Portfolio and voluntarily waived $5,289 of such fees.


Custodian and Transfer Agent

                  PNC Bank, National Association ("PNC") and State Street Bank and Trust Company ("State Street") serve as custodians of the Portfolio's U.S. and foreign assets, respectively, pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) makes receipts and disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Trust's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Trust to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Trust and upon the satisfaction of certain other conditions. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolio; State Street is not relieved of any responsibility or liability to the Trust on account of any actions or omissions of any such sub-custodian. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.


Organization of the Trust

                  The Trust was organized as an unincorporated Massachusetts business trust under the name "Warburg, Pincus Trust."

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations, a possibility that Warburg believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                  All shareholders of the Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  As described in the Prospectus, shares of the Portfolio may not be purchased or redeemed by individual investors directly , but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. The offering price of the Portfolio's shares is equal to its per share net asset value. Additional information on how to purchase and redeem the Portfolio's shares and how such shares are priced is included in the Prospectus under "Net Asset Value."

                  Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.


                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The discussion set out below of tax considerations generally affecting the Trust and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio.

                  The Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, the Portfolio will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Portfolio must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to its business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months;  and (iv)  diversify its holdings so that, at the end of each fiscal  quarter of the  Portfolio  (a) at least 50% of the  market value of the Portfolio's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Portfolio's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment  companies) or of two or more issuers that the Portfolio controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Portfolio may be restricted in the selling of securities held by the Portfolio for less than three months and in the utilization of certain of the investment techniques described above and in the Trust's Prospectus. As a regulated
investment   company,   the  Portfolio  will  be  subject  to  a  4%
non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolio's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Portfolio expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

                  In addition, the Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolio will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of the Portfolio. While the Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Board reserves the right to modify the investment policies of the Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

                  The Portfolio's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio, defer Portfolio losses and cause the Portfolio to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Portfolio to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Portfolio nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Portfolio will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Portfolio will continue to qualify as a regulated investment company.

                  As  described  in  the  Prospectus,   because  shares  of  the
Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.

Investment in Passive Foreign Investment Companies

                  If the Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed by the Portfolio to its shareholders, the Variable Contracts and Plans. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on the Portfolio with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

                  The Portfolio may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio.

                  On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of the Portfolio is unclear. If the Portfolio is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to-market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to the Portfolio. Recently proposed legislation would codify the mark-to-market election for regulated investment companies.


                          DETERMINATION OF PERFORMANCE

                  From time to time, the Portfolio may quote its total return in advertisements or in reports and other communications to shareholders. The actual total return of the Portfolio for the fiscal period ended December 31, 1995 (since June 30, 1995 inception) was 25.10% (25.00% without waivers) (55.56% and 55.31%, respectively, on an annualized basis). Total return is calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

                  The Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. The Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

                  The Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan, which would reduce the returns described in this section. See the Prospectus, "Performance."


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. The financial statements for the Portfolio that appear in this Statement of Additional Information have been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for the Trust as well as counsel to Warburg, Counsellors Service and Counsellors Securities.


                                  MISCELLANEOUS

                  As of January 31, 1996, the name, address and percentage ownership of each person that owned of record 5% or more of the Portfolio's outstanding shares were as follows: Nationwide Life Insurance Company ("Nationwide"), on behalf of its separate account Nationwide Variable Account II, c/o IPO Portfolio Accounting, P.O. Box 182029, Columbus, OH 43218-2029 -- 96.56%. Nationwide is not the beneficial owner of these shares.


                              FINANCIAL STATEMENTS

                  The Trust's financial statements and Report of Independent Accountants for the fiscal period ended December 31, 1995 are attached to this Statement of Additional Information.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

         To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         The following summarizes the ratings used by Moody's for corporate bonds:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "Baa". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                                    PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements

          (1)  Financial Statements included in Part A:

                    (a)  Financial Highlights

          (2)  Audited Financial Statements included in Part B:

                    (a)  Management's Discussion of Fund Performance

                    (b)  Statement of Net Assets

                    (c)  Statement of Assets and Liabilities

                    (d)  Statement of Operations

                    (e)  Statement of Changes in Net Assets

                    (f)  Financial Highlights

                    (g)  Notes to Financial Statements

                    (h)  Report of Independent Accountants

          (b)  Exhibits:

Exhibit No.         Description of Exhibit
-----------         ----------------------

    1(a)            Declaration of Trust(1)

    1(b)            Amendment to Declaration of Trust(2)

    2               By-Laws(1)



--------------------------
(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on March 17, 1995 (the "Registration Statement").

(2) Incorporated  by   reference  to   Pre-Effective  Amendment   No.  1   to
    Registrant's Registration Statement on Form N-1A filed on June 14, 1995.

    3               Not applicable

    4               Forms of Share Certificates(2)

    5               Forms of Investment Advisory Agreements(2)

    6               Form of Distribution Agreement(2)

    7               Not applicable

    8(a)            Form of Custodian Agreement with PNC Bank, National
                    Association(2)

    8(b)            Form of Custodian Agreement with State Street Bank and
                    Trust Company(2)

    9(a)            Form of Transfer Agency Agreement(2)

    9(b) Form of Co-Administration Agreement with Counsellors Funds Service, Inc.(2)

    9(c)            Form of Co-Administration Agreement with PFPC Inc.(2)

    9(d)            Form of Participation Agreement(2)

   10(a) Opinion of Willkie Farr & Gallagher, counsel to Registrant(3)

     (b)            Consent of Willkie Farr & Gallagher, counsel to the
                    Registrant

   11               Consent of Coopers & Lybrand L.L.P., Independent
                    Accountants

   12               Not applicable

   13               Purchase Agreement(2)

   14               Retirement Plans



------------------------
(3) Incorporated by reference to Opinion of Willkie Farr & Gallagher, filed with Registrant's Rule 24f-2 Notice, filed on February 28, 1996.

   15               Not applicable

   16               Schedule for Computation of Total Return Performance
                    Quotations

   17(a)            Financial Data Schedule relating to International Equity
                    Portfolio

   17(b)            Financial Data Schedule relating to Small Company Growth
                    Portfolio

Item 25. Persons Controlled by or Under Common Control with Registrant

          Not applicable

Item 26.  Number of Holders of Securities


                                        Number of Record Holders
               Title of Class            as of January 31, 1996
               --------------           ------------------------

          International Equity Portfolio-           9
          shares of common stock
          par value $.001 per share

          Small Company Growth Portfolio-           9
          shares of common stock
          par value $.001 per share

Item 27.  Indemnification

          Registrant, officers and directors or trustees of Warburg, Pincus Counsellors, Inc., Registrant's investment adviser ("Warburg"), of Counsellors Securities, Inc., Registrant's distributor ("Counsellors Securities"), and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement.

Item 28.  Business and Other Connections of Investment
          Adviser

          Warburg, a wholly owned subsidiary of Warburg, Pincus Counsellors G.P., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).

Item 29.  Principal Underwriter

          (a) Counsellors Securities acts as distributor for Registrant, as well as for The RBB Fund, Inc.; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Institutional Fund, Inc.; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan OTC Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg Pincus Short-Term Tax-Advantaged Bond Fund; and Warburg Pincus Small Company Value Fund.

          (b) For information relating to each director and officer of Counsellors Securities, reference is made to Form BD (SEC File No. 15-654) filed by Counsellors Securities under the Securities Exchange Act of 1934.

          (c)  None.

Item 30.  Location of Accounts and Records

           (1) Warburg, Pincus Trust
               335 Madison Avenue
               New York, New York  10017
               (Trust's Declaration of Trust, by-laws and minute books)

           (2) Counsellors Funds Service, Inc.
               335 Madison Avenue
               New York, New York  10017
               (records relating to its functions as co-administrator)

           (3) PFPC Inc.

               400 Bellevue Parkway
               Wilmington, Delaware  19809
               (records relating to its functions as co-administrator)

           (4) Counsellors Securities Inc.
               335 Madison Avenue
               New York, New York  10017
               (records relating to its functions as distributor)

           (5) Warburg, Pincus Counsellors, Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (records relating to its functions as investment adviser)

           (6) State Street Bank and Trust Company
               225 Franklin Street
               Boston, Massachusetts  02110
               (records relating to its functions as transfer agent and custodian)

           (7) PNC Bank, National Association
               Broad and Chestnut Streets
               Philadelphia, Pennsylvania  19101
               (records relating to its functions as
               custodian)

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

          (a) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common law trusts.

          (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 27th day of February, 1996.

                                  WARBURG, PINCUS TRUST

                                  By:/s/Arnold M. Reichman
                                        Arnold M. Reichman
                                        President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed by the following persons in the capacities and on the date indicated:

Signature                    Title                 Date
---------                    -----                 ----

/s/John L. Furth             Chief Executive       February 27, 1996
   John L. Furth             Officer and Trustee


/s/Arnold M. Reichman        President and         February 27, 1996
   Arnold M. Reichman        Trustee


/s/Stephen Distler           Vice President and    February 27, 1996
   Stephen Distler           Chief Financial
                             Officer


/s/Howard Conroy             Vice President,       February 27, 1996
   Howard Conroy             Treasurer and Chief
                             Accounting Officer


/s/Richard N. Cooper         Trustee               February 27, 1996
   Richard N. Cooper


/s/Donald J. Donahue         Trustee               February 27, 1996
   Donald J. Donahue


/s/Jack W. Fritz             Trustee               February 27, 1996
   Jack W. Fritz


/s/Thomas A. Melfe           Trustee               February 27, 1996
   Thomas A. Melfe


/s/Alexander B. Trowbridge   Trustee               February 27, 1996
   Alexander B. Trowbridge

                               INDEX TO EXHIBITS



Exhibit No.       Description of Exhibit
-----------       ----------------------

   10(b)            Consent of Willkie Farr & Gallagher, counsel to the
                    Registrant

   11               Consent of Coopers & Lybrand L.L.P., Independent
                    Accountants

   14               Retirement Plans

   16               Schedule for Computation of Total Return Performance
                    Quotations

   17(a)            Financial Data Schedule relating to International Equity
                    Portfolio

   17(b)            Financial Data Schedule relating to Small Company Growth
                    Portfolio